UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT
December 31, 2022

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2022, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers and analysts utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to seek enduring value in the physical structures of America by investing in real estate companies which own data centers, industrial warehouses, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

1

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2022 gross domestic product (GDP), to show an increase in the annual growth rate of 3.2%, higher than previous estimates, at least temporarily easing recession fears. GDP, a sum of all goods and services, unexpectedly rose from the previously reported 2.9%. The stronger than previously estimated growth in the third quarter GDP follows consecutive negative quarters to start the year, meeting a commonly accepted definition of a recession. The growth in the third quarter came in large part due to a narrowing trade deficit, which economists expected and consider to be a one-off occurrence that won’t be repeated in future quarters. Consumer spending as measured through personal consumption expenditures increased at just a 1.4% pace in the quarter, down from 2% in the second quarter. Gross private domestic investment fell 8.5%, continuing a trend after falling 14.1% in the second quarter. Residential investment, a gauge of homebuilding, tumbled 26.4% after falling 17.8% in the second quarter, reflecting a sharp slowdown in the real estate market. On the plus side, exports, which add to GDP, rose 14.4%, while imports, which subtract, dropped 6.9%. There was some good news on the inflation front. The chain-weighted price index, a cost-of-living measure that adjusts for consumer behavior, rose 4.1% for the quarter, well below the Dow Jones estimates for a 5.3% gain, due in large part to falling energy prices. Also, the personal consumption expenditures price index, a key inflation measure for the Federal Reserve, increased 4.2%, down sharply from 7.3% in the prior quarter.

Job growth decelerated in December but was still better than expected, a sign that labor market remains strong even as the Federal Reserve tries to slow economic growth. Nonfarm payrolls increased by 223,000 for the month, above the Dow Jones estimate for 200,000, while the unemployment rate fell to 3.5%. The job growth marked a decrease from the 256,000 gain in November, which was revised down 7,000 from the initial estimate. Wage growth was less than expected in an indication that inflation pressures could be weakening. By sector, leisure and hospitality led with 67,000 added jobs. The relative strength in job growth comes despite repeated efforts by the Federal Reserve to slow the economy, the labor market in particular. The central bank raised its benchmark interest rate seven times in 2022 for a total of 4.25 percentage points, with more increases likely on the way.

During its December meeting, The Federal Open Market Committee (FOMC) raised its benchmark interest rate to its highest level in 15 years, indicating the fight against inflation is not over despite some promising signs lately. Keeping with expectations, the rate setting FOMC voted to boost the overnight borrowing rate half a percentage point, taking it to a targeted range between 4.25% and 4.5%. The increase broke a string of four straight three-quarter point hikes, the most aggressive policy moves since the early 1980s. Along with the increase came an indication that officials expect to keep rates higher through next year, with no reductions until 2024. Fed officials believe raising rates helps take money out of the economy, reducing demand and ultimately pulling prices lower after inflation spiked to its highest level in more than 40 years. During a news conference, Chairman Jerome Powell said it was important to keep up the fight against inflation so that the expectation of higher prices does not become entrenched.

The new level marks the highest the fed funds rate has been since December 2007, just ahead of the global financial crisis and as the Federal Reserve was loosening policy aggressively to combat what would turn into the worst economic downturn since the Great Depression. Members penciled in increases for the funds rate until it hits a median level of 5.1% next year, equivalent to a target range of 5-5.25%. The FOMC lowered its growth targets for 2023, putting expected GDP gains at just 0.5%, barely above what would be considered a recession.

Market Commentary

In 2022 the FTSE Nareit All Equity REITs Index delivered a total return of (24.95)% In an extremely challenging year for the markets, the leading REIT sector was the Diversified Sector which finished with a (9.02)% for the year. This sector is comprised of REITS that are able to own and manage a mix of property types while collecting rent from these tenants. Having that broad exposure was able to help alleviate the market losses for properties in that sector. It has been a difficult year for REITs and stocks in general as interest rates continue to rise. REITs fundamentally borrow money to buy properties and charge rents and as rates rise thus weakening the economy it makes those properties more expensive while also limiting the ability of Americans to pay rent.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets

2	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), aims to provide high total return through a combination of capital appreciation and dividend income.

As of December 31, 2022 the Fund was invested over 95% in REITs. A REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate. REITs provide investors regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Fund had a total one year return of (27.36)% (no load, gross of fees). This compares to the (24.51)% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The Funds underperformance was primarily due to the REIT market that was hit hard with rising interest rates and the world readjusting to post pandemic living. The Fund was overweight in the Industrial sector as compared to its MSCI US REIT benchmark. That was one of the worst performing sectors in the REITs market, with Industrial having a total return of (37.22)% for the Fund compared to (28.99)% return in the benchmark. The Fund did not rely on derivatives or leverage strategies.

The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including sales charge and expenses, as of December 31, 2022 the Fund’s one year return was (32.22)%. The annualized five year return was 1.72% per year, while the average annual return over the past ten years was 4.89%.

3

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)
As of December 31, 2022
Residential REITs	21.71%	$19,623,634
Industrial REITs	17.76%	16,067,991
Retail REITs	12.91%	11,681,499
Self-Storage REITs	9.37%	8,474,845
Data Center REITs	8.12%	7,341,117
Gaming REITs	5.29%	4,787,892
Health Care REITs	4.29%	3,879,773
Infrastructure REITs	3.92%	3,542,801
Hotel REITs	3.64%	3,295,766
Office REITs	3.63%	3,286,559
Multi Asset Class REITs	3.20%	2,895,226
Energy	2.55%	2,307,936
Specialty REITs	1.39%	1,258,324
Mortage Finance	1.23%	1,108,979
Midstream - Oil & Gas	0.32%	292,247
Financials	0.27%	244,827
Municipal Bonds	0.17%	150,992
Money Market Funds	0.12%	109,524
Timber REITs	0.11%	102,300
Total Investments	100.00%	$90,452,232

4	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited) For the periods ended December 31, 2022
	1 Year	5 Year	10 Year	Expense Ratios[4]
Class A Shares - with load	(32.22)%	1.72%	4.89%	1.52%
Class A Shares - no load	(28.46)%	2.83%	5.46%	1.52%
Class C Shares - with load[1]	(29.64)%	2.11%	4.71%	2.22%
Class C Shares - no load[1]	(28.98)%	2.11%	4.71%	2.22%
Institutional Shares[2]	(28.26)%	3.15%	5.78%	1.22%
MSCI US REIT Index[3]	(24.51)%	3.69%	6.48%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2022. Additional information pertaining to the Fund’s expense ratios as of December 31, 2022, can be found in the Financial Highlights tables.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.85 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

5

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Growth of $10,000 (Unaudited)
(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

6	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund, along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers and analysts use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals.

We believe that investing in sound companies with attractive valuations will help enhance the long-term returns of the Spirit of America Large Cap Value Fund.

The Spirit of America Large Cap Value Fund’s investment philosophy continues to be to focus on the large cap value segment of the U.S. equity market. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued versus the company’s intrinsic worth and future income potential.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

7

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2022 gross domestic product (GDP), to show an increase in the annual growth rate of 3.2%, higher than previous estimates, at least temporarily easing recession fears. GDP, a sum of all goods and services, unexpectedly rose from the previously reported 2.9%. The stronger than previously estimated growth in the third quarter GDP follows consecutive negative quarters to start the year, meeting a commonly accepted definition of a recession. The growth in the third quarter came in large part due to a narrowing trade deficit, which economists expected and consider to be a one-off occurrence that won’t be repeated in future quarters. Consumer spending as measured through personal consumption expenditures increased at just a 1.4% pace in the quarter, down from 2% in the second quarter. Gross private domestic investment fell 8.5%, continuing a trend after falling 14.1% in the second quarter. Residential investment, a gauge of homebuilding, tumbled 26.4% after falling 17.8% in the second quarter, reflecting a sharp slowdown in the real estate market. On the plus side, exports, which add to GDP, rose 14.4%, while imports, which subtract, dropped 6.9%. There was some good news on the inflation front. The chain-weighted price index, a cost-of-living measure that adjusts for consumer behavior, rose 4.1% for the quarter, well below the Dow Jones estimates for a 5.3% gain, due in large part to falling energy prices. Also, the personal consumption expenditures price index, a key inflation measure for the Federal Reserve, increased 4.2%, down sharply from 7.3% in the prior quarter.

Job growth decelerated in December but was still better than expected, a sign that labor market remains strong even as the Federal Reserve tries to slow economic growth. Nonfarm payrolls increased by 223,000 for the month, above the Dow Jones estimate for 200,000, while the unemployment rate fell to 3.5%. The job growth marked a decrease from the 256,000 gain in November, which was revised down 7,000 from the initial estimate. Wage growth was less than expected in an indication that inflation pressures could be weakening. By sector, leisure and hospitality led with 67,000 added jobs. The relative strength in job growth comes despite repeated efforts by the Federal Reserve to slow the economy, the labor market in particular. The central bank raised its benchmark interest rate seven times in 2022 for a total of 4.25 percentage points, with more increases likely on the way.

During its December meeting, The Federal Open Market Committee (FOMC) raised its benchmark interest rate to its highest level in 15 years, indicating the fight against inflation is not over despite some promising signs lately. Keeping with expectations, the rate setting FOMC voted to boost the overnight borrowing rate half a percentage point, taking it to a targeted range between 4.25% and 4.5%. The increase broke a string of four straight three-quarter point hikes, the most aggressive policy moves since the early 1980s. Along with the increase came an indication that officials expect to keep rates higher through next year, with no reductions until 2024. Fed officials believe raising rates helps take money out of the economy, reducing demand and ultimately pulling prices lower after inflation spiked to its highest level in more than 40 years. During a news conference, Chairman Jerome Powell said it was important to keep up the fight against inflation so that the expectation of higher prices does not become entrenched.

The new level marks the highest the fed funds rate has been since December 2007, just ahead of the global financial crisis and as the Federal Reserve was loosening policy aggressively to combat what would turn into the worst economic downturn since the Great Depression. Members penciled in increases for the funds rate until it hits a median level of 5.1% next year, equivalent to a target range of 5-5.25%. The FOMC lowered its growth targets for 2023, putting expected GDP gains at just 0.5%, barely above what would be considered a recession.

Market Commentary

When it came to market performance and investment returns in 2022 there was one clear, dominant force driving the markets and that was: inflation. We saw the highest inflation numbers in over 40 years which led to the Federal Reserve instituting an unprecedented series of interest rate hikes. These hikes were felt across both fixed income and equity markets. The Morningstar U.S. Market Index lost 19.4% in 2022, leaving the stock market with its biggest annual loss since 2008, when it lost 38.4%. Investor concerns about rising interest rates, slowing economic growth and persistently high inflation triggered sustained bouts of selling throughout 2022. Tech stocks and growth names in communication services were hit the hardest. These sectors were among the worst performing segments for 2022. Information technology stocks from the S&P 500 were down 27% for the year, while communications services stocks were down more than 30% in 2022. We now move to the more positive side of the ledger for 2022. Of the 11 sectors in the S&P 500, just one posted a positive return for the year and that was energy. Overall it was a rough year for the markets and investors alike.

8	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 11 sectors on the S&P 500 Index.

The material factors that affected the Fund were market direction, stock selection, and the ongoing COVID-19 pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old-fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals.

Return Summary

The Fund had a total return of (16.45)% (no load, gross of fees) in 2022. This compares to its benchmark, the S&P 500 Index, which was down (18.11)% for the year 2022.

The material factors that affected the Fund’s outperformance of its benchmark, the S&P 500 Index, were market direction and security selection. The Fund continues to invest with a value approach looking for companies with attractive valuations. The Fund outweighed the S&P by 8.18% in the Energy sector which was the only sector in the S&P 500 to finish the year in positive territory. Another reason for the Fund’s outperformance over the benchmark was the Consumer Discretionary sector ending the year with a total return down more than (30%) where the Fund was over five percent less concentrated in that segment than the S&P 500. This was due to the security selection and sector positioning within the Fund.

Including sales charge and expenses, as of December 31, 2022 the Fund’s one year return was (22.03)%. The annualized five year return was 6.79% per year, while the average annual return over the past ten years was 9.58%.

9

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited) As of December 31, 2022
Technology	25.92%	$31,948,397
Health Care	14.20%	17,508,905
Energy	14.00%	17,256,273
Industrials	10.98%	13,538,757
Consumer Staples	9.29%	11,450,847
Financials	8.73%	10,760,171
Communications	4.94%	6,093,266
Utilities	4.08%	5,028,846
Consumer Discretionary	3.70%	4,557,326
Real Estate Investment Trusts (REITs)	2.27%	2,799,078
Materials	1.89%	2,335,342
Total Investments	100.00%	$123,277,208

Average Annual Returns (Unaudited) For the periods ended December 31, 2022
	1 Year	5 Year	10 Year	Expense Ratios[4]
Class A Shares - with load	(22.03)%	6.79%	9.58%	1.50%
Class A Shares - no load	(17.70)%	7.96%	10.18%	1.50%
Class C Shares - with load[1]	(19.04)%	7.20%	9.39%	2.20%
Class C Shares - no load[1]	(18.29)%	7.20%	9.39%	2.20%
Institutional Shares[2]	(17.48)%	8.28%	10.51%	1.20%
S&P 500 Index[3]	(18.11)%	9.42%	12.56%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2022. Additional information pertaining to the Fund’s expense ratios as of December 31, 2022, can be found in the Financial Highlights tables.

10	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $1.40 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table on the prior page as well as in the Financial Highlights tables.

11

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

12	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are very pleased to provide the 2022 Annual report for the Spirit of America Municipal Tax Free Bond Fund. We look forward to continued inflows and further development of the Spirit of America Municipal Tax Free Bond Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and quality. Our goal is to continue seeking current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Spirit of America Municipal Tax Free Bond Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

13

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2022 gross domestic product (GDP), to show an increase in the annual growth rate of 3.2%, higher than previous estimates, at least temporarily easing recession fears. GDP, a sum of all goods and services, unexpectedly rose from the previously reported 2.9%. The stronger than previously estimated growth in the third quarter GDP follows consecutive negative quarters to start the year, meeting a commonly accepted definition of a recession. The growth in the third quarter came in large part due to a narrowing trade deficit, which economists expected and consider to be a one-off occurrence that won’t be repeated in future quarters. Consumer spending as measured through personal consumption expenditures increased at just a 1.4% pace in the quarter, down from 2% in the second quarter. Gross private domestic investment fell 8.5%, continuing a trend after falling 14.1% in the second quarter. Residential investment, a gauge of homebuilding, tumbled 26.4% after falling 17.8% in the second quarter, reflecting a sharp slowdown in the real estate market. On the plus side, exports, which add to GDP, rose 14.4%, while imports, which subtract, dropped 6.9%. There was some good news on the inflation front. The chain-weighted price index, a cost-of-living measure that adjusts for consumer behavior, rose 4.1% for the quarter, well below the Dow Jones estimates for a 5.3% gain, due in large part to falling energy prices. Also, the personal consumption expenditures price index, a key inflation measure for the Federal Reserve, increased 4.2%, down sharply from 7.3% in the prior quarter.

Job growth decelerated in December but was still better than expected, a sign that labor market remains strong even as the Federal Reserve tries to slow economic growth. Nonfarm payrolls increased by 223,000 for the month, above the Dow Jones estimate for 200,000, while the unemployment rate fell to 3.5%. The job growth marked a decrease from the 256,000 gain in November, which was revised down 7,000 from the initial estimate. Wage growth was less than expected in an indication that inflation pressures could be weakening. By sector, leisure and hospitality led with 67,000 added jobs. The relative strength in job growth comes despite repeated efforts by the Federal Reserve to slow the economy, the labor market in particular. The central bank raised its benchmark interest rate seven times in 2022 for a total of 4.25 percentage points, with more increases likely on the way.

During its December meeting, The Federal Open Market Committee (FOMC) raised its benchmark interest rate to its highest level in 15 years, indicating the fight against inflation is not over despite some promising signs lately. Keeping with expectations, the rate setting FOMC voted to boost the overnight borrowing rate half a percentage point, taking it to a targeted range between 4.25% and 4.5%. The increase broke a string of four straight three-quarter point hikes, the most aggressive policy moves since the early 1980s. Along with the increase came an indication that officials expect to keep rates higher through next year, with no reductions until 2024. Fed officials believe raising rates helps take money out of the economy, reducing demand and ultimately pulling prices lower after inflation spiked to its highest level in more than 40 years. During a news conference, Chairman Jerome Powell said it was important to keep up the fight against inflation so that the expectation of higher prices does not become entrenched.

The new level marks the highest the fed funds rate has been since December 2007, just ahead of the global financial crisis and as the Federal Reserve was loosening policy aggressively to combat what would turn into the worst economic downturn since the Great Depression. Members penciled in increases for the funds rate until it hits a median level of 5.1% next year, equivalent to a target range of 5-5.25%. The FOMC lowered its growth targets for 2023, putting expected GDP gains at just 0.5%, barely above what would be considered a recession.

Market Commentary

Total 2022 municipal bond sale volume plunged 21% from 2021, as issuers were flush with cash and rising interest rates stymied refundings and taxable issuances. December municipal bond issuance, at $17.165 billion, also disappointed, dropping 58.1% from the same period a year earlier. Most firms at the end of 2021 estimated total issuance for 2022 would fall between $390 billion and $550 billion, basing their forecasts on factors like the new infrastructure law, interest rate expectations and monetary policy, global economic recovery and future tax policy. But Russia’s invasion of Ukraine added a major macroeconomic concern to the mix, which aside from humanitarian costs, amplified supply-chain problems and drove up fossil fuel costs and inflation around the globe. Tax-exempt issuance dropped 10.9% to $309.6 billion from $347.6 billion in 2022. Taxable issuance dropped 56.4% to $52.7 billion from $120.8 billion in 2021.

14	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

The 30 Year US Treasury yield moved from a 2.03% on 1/3/22 to a 3.97% on 12/31/22. The MMD Tax-Free 30 Year AAA yield began the year at a 1.50% on 1/3/22 and ended the year at a 3.58% on 12/31/22. The U.S.10-year Treasury yield finished 2022 at 3.88% in a year marked by prices rising at its fastest pace in 40 years and the Federal Reserve aggressively tightening its monetary policy. The 10-year yield started the year at 1.63%. The yield hit a high of 4.24% in October.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund, (SOAMX) (the “Fund”), seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are targeting a balance between attractive yield and quality investments.

The Fund can invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2022, approximately 97.51% of the portfolio was above investment grade, with 97.51% rated “A” or better. The average rating of holdings in the Fund is Aa2/AA.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2022, the Fund consists of 151 different positions varied across 28 states and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2022, Puerto Rico holdings now represent 0.00% of the portfolio.

Return Summary

The Fund’s Net Asset Value (NAV) went from $9.44 to $8.44 during 2022. The Fund is currently at $39,411,873 million in net assets with 1,206 shareholder accounts as of December 31, 2022.

The Fund had a total one year return of (8.04%) (no load, gross of fees) for 2022. This compares to the (8.53%) return of its benchmark, the Bloomberg Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. The Fund’s slightly better performance relative to the benchmark was largely due to market timing and security selection.

The material factors that affected the Fund were the rise in interest rates in 2022 and the continued investment in high quality securities. As a result of the Fund’s focus on quality, it had very little exposure to Puerto Rico whose challenges have been well documented. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including the sales charge and expenses, as of December 31, 2022, the Fund’s one year return was (13.19%). The Fund had an annualized five year return of (0.77%) and an annualized return since inception of 2.34%.

15

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong. AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and

“C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

16	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED)(CONT.)

Summary of Portfolio Holdings (Unaudited) As of December 31, 2022
New York	19.60%	$7,779,623
Texas	12.85%	5,101,791
Pennsylvania	11.59%	4,596,398
Florida	8.22%	3,258,776
California	7.03%	2,788,588
Connecticut	6.59%	2,614,340
Massachusetts	4.62%	1,834,572
Indiana	3.37%	1,335,919
New Jersey	3.34%	1,325,223
District of Columbia	2.62%	1,038,880
Missouri	2.20%	870,909
Illinois	2.12%	839,782
Nevada	1.84%	729,154
Maine	1.58%	626,036
Minnesota	1.49%	591,160
Georgia	1.42%	$564,760
Arizona	1.36%	539,753
Utah	1.30%	517,051
Michigan	1.15%	454,365
Maryland	0.96%	380,003
Tennessee	0.90%	355,298
South Dakota	0.72%	287,006
Iowa	0.68%	267,817
Virginia	0.65%	258,389
Vermont	0.57%	225,021
North Carolina	0.52%	204,786
Louisiana	0.25%	100,140
North Dakota	0.25%	100,341
Wisconsin	0.21%	81,497
Total Investments	100.00%	$39,667,378

17

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited) For the periods ended December 31, 2022
				Expense Ratios[4]
					With Applicable
	1 Year	5 Year	10 Year	Gross	Waivers
Class A Shares - with load	(13.19)%	(0.77)%	0.73%	1.11%	0.91%
Class A Shares - no load	(8.87)%	0.20%	1.22%	1.11%	0.91%
Class C Shares - with load[1]	(10.55)%	(0.65)%	0.33%	1.96%	1.76%
Class C Shares - no load[1]	(9.66)%	(0.65)%	0.33%	1.96%	1.76%
Institutional Shares[2]	(8.75)%	0.35%	1.37%	0.96%	0.76%
Bloomberg Municipal Bond Index[3]	(8.53)%	1.25%	2.13%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2022. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90%, 1.75% and 0.75% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through May 1, 2023. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2022, can be found in the Financial Highlights tables.

18	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

19

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2022 Annual Report for the Spirit of America Income Fund. The Spirit of America Income Fund began operations on December 31, 2008.

As 2022 has come to an end, we could not be more proud and excited about the progress of this fund. Our goal is to continue seeking current income while investing in quality fixed income securities.

We firmly maintain our philosophy that striving for the optimal balance between yield and quality will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

20	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2022 gross domestic product (GDP), to show an increase in the annual growth rate of 3.2%, higher than previous estimates, at least temporarily easing recession fears. GDP, a sum of all goods and services, unexpectedly rose from the previously reported 2.9%. The stronger than previously estimated growth in the third quarter GDP follows consecutive negative quarters to start the year, meeting a commonly accepted definition of a recession. The growth in the third quarter came in large part due to a narrowing trade deficit, which economists expected and consider to be a one-off occurrence that won’t be repeated in future quarters. Consumer spending as measured through personal consumption expenditures increased at just a 1.4% pace in the quarter, down from 2% in the second quarter. Gross private domestic investment fell 8.5%, continuing a trend after falling 14.1% in the second quarter. Residential investment, a gauge of homebuilding, tumbled 26.4% after falling 17.8% in the second quarter, reflecting a sharp slowdown in the real estate market. On the plus side, exports, which add to GDP, rose 14.4%, while imports, which subtract, dropped 6.9%. There was some good news on the inflation front. The chain-weighted price index, a cost-of-living measure that adjusts for consumer behavior, rose 4.1% for the quarter, well below the Dow Jones estimates for a 5.3% gain, due in large part to falling energy prices. Also, the personal consumption expenditures price index, a key inflation measure for the Federal Reserve, increased 4.2%, down sharply from 7.3% in the prior quarter.

Job growth decelerated in December but was still better than expected, a sign that labor market remains strong even as the Federal Reserve tries to slow economic growth. Nonfarm payrolls increased by 223,000 for the month, above the Dow Jones estimate for 200,000, while the unemployment rate fell to 3.5%. The job growth marked a decrease from the 256,000 gain in November, which was revised down 7,000 from the initial estimate. Wage growth was less than expected in an indication that inflation pressures could be weakening. By sector, leisure and hospitality led with 67,000 added jobs. The relative strength in job growth comes despite repeated efforts by the Federal Reserve to slow the economy, the labor market in particular. The central bank raised its benchmark interest rate seven times in 2022 for a total of 4.25 percentage points, with more increases likely on the way.

During its December meeting, The Federal Open Market Committee (FOMC) raised its benchmark interest rate to its highest level in 15 years, indicating the fight against inflation is not over despite some promising signs lately. Keeping with expectations, the rate setting FOMC voted to boost the overnight borrowing rate half a percentage point, taking it to a targeted range between 4.25% and 4.5%. The increase broke a string of four straight three-quarter point hikes, the most aggressive policy moves since the early 1980s. Along with the increase came an indication that officials expect to keep rates higher through next year, with no reductions until 2024. Fed officials believe raising rates helps take money out of the economy, reducing demand and ultimately pulling prices lower after inflation spiked to its highest level in more than 40 years. During a news conference, Chairman Jerome Powell said it was important to keep up the fight against inflation so that the expectation of higher prices does not become entrenched.

The new level marks the highest the fed funds rate has been since December 2007, just ahead of the global financial crisis and as the Federal Reserve was loosening policy aggressively to combat what would turn into the worst economic downturn since the Great Depression. Members penciled in increases for the funds rate until it hits a median level of 5.1% next year, equivalent to a target range of 5-5.25%. The FOMC lowered its growth targets for 2023, putting expected GDP gains at just 0.5%, barely above what would be considered a recession.

Market Commentary

When it came to market performance and investment returns in 2022 there was one clear, dominant force driving the markets and that was: inflation. We saw the highest inflation numbers in over 40 years which led to the Federal Reserve instituting an unprecedented series of interest rate hikes. These hikes were felt across both fixed income and equity markets. The Morningstar U.S. Market Index lost 19.4% in 2022, leaving the stock market with its biggest annual loss since 2008, when it lost 38.4%. Investor concerns about rising interest rates, slowing economic growth and persistently high inflation triggered sustained bouts of selling throughout 2022. Tech stocks and growth names in communication services were hit the hardest. These sectors were among the worst performing segments for 2022. Information technology stocks from the S&P 500 were down 27% for the year, while communications services stocks were down more than 30% in 2022. We now move to the more positive side of the ledger for 2022. Of the 11 sectors in the S&P 500, just one posted a positive return for the year and that was energy. Overall it was a rough year for the markets and investors alike.

21

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Total 2022 municipal bond sale volume plunged 21% from 2021, as issuers were flush with cash and rising interest rates stymied refundings and taxable issuances. December municipal bond issuance, at $17.165 billion, also disappointed, dropping 58.1% from the same period a year earlier. Most firms at the end of 2021 estimated total issuance for 2022 would fall between $390 billion and $550 billion, basing their forecasts on factors like the new infrastructure law, interest rate expectations and monetary policy, global economic recovery and future tax policy. But Russia’s invasion of Ukraine added a major macroeconomic concern to the mix, which aside from humanitarian costs, amplified supply-chain problems and drove up fossil fuel costs and inflation around the globe. Tax-exempt issuance dropped 10.9% to $309.6 billion from $347.6 billion in 2022. Taxable issuance dropped 56.4% to $52.7 billion from $120.8 billion in 2021.

The 30 Year U.S. Treasury yield moved from a 2.03% on 1/3/22 to a 3.97% on 12/31/22. The MMD Taxable 30 Year AAA yield began the year at a 2.59% on 1/3/22 and ended the year at a 5.34% on 12/31/22. The U.S.10-year Treasury yield finished 2022 at 3.88% in a year marked by prices rising at its fastest pace in 40 years and the Federal Reserve aggressively tightening its monetary policy. The 10-year yield started the year at 1.63%. The yield hit a high of 4.24% in October.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Income Fund’s (SOAIX) (the “Fund”) objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing equity securities, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2022, the Fund had over 57% of its assets in taxable municipal bonds, more than 20% in preferred stock, over 13% in common stock positions and more than 10% in corporate bonds. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through rigorous credit analysis.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old-fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results continue to validate that belief.

Return Summary

The Fund’s Net Asset Value (NAV) went from $12.35 to $10.03 during 2022. The Fund is currently at $75,285,793 million in net assets with 4,212 shareholder accounts as of December 31, 2022.

The Fund had a total return of (11.71%) (gross of fees) for fiscal year ended December 31, 2022. This compares to the (13.01%) returned by its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the same period.

The material factors that affected the Fund were market direction and security selection. The Fund’s outperformance relative to its benchmark was principally due to the performance of the common stock holdings within the portfolio, which are not prevalent in the benchmark. The common stock holdings within the Fund had a total return of approximately 11% for 2022. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including the sales charge and expenses, as of December 31, 2022, the Fund’s one year return was (16.85%). The Fund, which began operations in January 2009, had an annualized five year return of 0.40% and an annualized return since inception of 5.29%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk with a focus on quality.

22	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited) As of December 31, 2022
Municipal Bonds	56.61%	$44,859,111
Preferred Stocks	19.86%	15,740,418
Common Stocks	12.88%	10,208,559
Corporate Bonds	10.58%	8,385,006
Collateralized Mortgage Obligations	0.07%	59,085
Total Investments	100.00%	$79,252,179

Average Annual Returns (Unaudited) For the periods ended December 31, 2022
				Expense Ratios[4]
					With Applicable
	1 Year	5 Year	10 Year	Gross	Waivers
Class A Shares - with load	(16.85)%	0.40%	2.39%	1.14%	1.11%
Class A Shares - no load	(12.69)%	1.38%	2.89%	1.14%	1.11%
Class C Shares - with load[1]	(14.15)%	0.59%	2.11%	1.89%	1.86%
Class C Shares - no load[1]	(13.34)%	0.59%	2.11%	1.89%	1.86%
Institutional Shares[2]	(12.51)%	1.61%	3.13%	0.89%	0.86%
Bloomberg U.S. Aggregate Bond Index[3]	(13.01)%	0.02%	1.06%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2022. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10%, 1.85% and 0.85% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through May 1, 2023. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2022, can be found in the Financial Highlights tables.

23

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

24	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2022 Annual Report for The Spirit of America Income & Opportunity Fund (the “Fund”). The Fund began operations on July 8, 2013.

On January 24, 2023, the Board of Directors of Spirit of America Investment Fund, Inc., on behalf of the Fund, approved a proposal to close and liquidate the Fund. The Fund is expected to cease operations on March 3, 2023. For additional information, please see the Fund’s prospectus supplement dated January 31, 2023. As disclosed in the supplement, the Fund has ceased to pursue its investment objective and management of the Fund has begun the process of liquidating the Fund’s assets in anticipation of the Fund’s closure.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. For more information, please visit us at www.SOAFunds.com.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

25

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2022 gross domestic product (GDP), to show an increase in the annual growth rate of 3.2%, higher than previous estimates, at least temporarily easing recession fears. GDP, a sum of all goods and services, unexpectedly rose from the previously reported 2.9%. The stronger than previously estimated growth in the third quarter GDP follows consecutive negative quarters to start the year, meeting a commonly accepted definition of a recession. The growth in the third quarter came in large part due to a narrowing trade deficit, which economists expected and consider to be a one-off occurrence that won’t be repeated in future quarters. Consumer spending as measured through personal consumption expenditures increased at just a 1.4% pace in the quarter, down from 2% in the second quarter. Gross private domestic investment fell 8.5%, continuing a trend after falling 14.1% in the second quarter. Residential investment, a gauge of homebuilding, tumbled 26.4% after falling 17.8% in the second quarter, reflecting a sharp slowdown in the real estate market. On the plus side, exports, which add to GDP, rose 14.4%, while imports, which subtract, dropped 6.9%. There was some good news on the inflation front. The consumer price index, a cost-of-living measure that adjusts for consumer behavior, rose 4.1% for the quarter, well below the Dow Jones estimates for a 5.3% gain, due in large part to falling energy prices. Also, the personal consumption expenditures index, a key inflation measure for the Federal Reserve, increased 4.2%, down sharply from 7.3% in the prior quarter.

Job growth decelerated in December but was still better than expected, a sign that labor market remains strong even as the Federal Reserve tries to slow economic growth. Nonfarm payrolls increased by 223,000 for the month, above the Dow Jones estimate for 200,000, while the unemployment rate fell to 3.5, 0.2 percentage point below the expectation. The job growth marked a decrease from the 256,000 gain in November, which was revised down 7,000 from the initial estimate. Wage growth was less than expected in an indication that inflation pressures could be weakening. By sector, leisure and hospitality led with 67,000 added jobs. The relative strength in job growth comes despite repeated efforts by the Federal Reserve to slow the economy, the labor market in particular. The central bank raised its benchmark seven times in 2022 for a total of 4.25 percentage points, with more increases likely on the way.

During its December meeting, The Federal Open Market Committee (FOMC) raised its benchmark interest rate to its highest level in 15 years, indicating the fight against inflation is not over despite some promising signs lately. Keeping with expectations, the rate setting FOMC voted to boost the overnight borrowing rate half a percentage point, taking it to a targeted range between 4.25% and 4.5%. The increase broke a string of four straight three-quarter point hikes, the most aggressive policy moves since the early 1980s. Along with the increase came an indication that officials expect to keep rates higher through next year, with no reductions until 2024. Fed officials believe raising rates helps take money out of the economy, reducing demand and ultimately pulling prices lower after inflation spiked to its highest level in more than 40 years. During a news conference, Chairman Jerome Powell said it was important to keep up the fight against inflation so that the expectation of higher prices does not become entrenched.

The new level marks the highest the fed funds rate has been since December 2007, just ahead of the global financial crisis and as the Federal Reserve was loosening policy aggressively to combat what would turn into the worst economic downturn since the Great Depression. Members penciled in increases for the funds rate until it hits a median level of 5.1% next year, equivalent to a target range of 5-5.25%. The FOMC lowered its growth targets for 2023, putting expected GDP gains at just 0.5%, barely above what would be considered a recession.

Market Commentary

When it came to market performance and investment returns in 2022 there was one clear, dominant force driving the markets and that was: inflation. We saw the highest inflation numbers in over 40 years which led to the Federal Reserve instituting an unprecedented series of interest rate hikes. These hikes were felt across both fixed income and equity markets. The Morningstar U.S. Market Index lost 19.4% in 2022, leaving the stock market with its biggest annual loss since 2008, when it lost 38.4%. Investor concerns about rising interest rates, slowing economic growth and persistently high inflation triggered sustained bouts of selling throughout 2022. Tech stocks and growth names in communication services were hit the hardest. These sectors were among the worst performing segments for 2022. Information technology stocks from the S&P 500 were down 27% for the year, while communications services stocks were down more than 30% in 2022. We now move to the more positive side of the ledger for 2022. Of the 11 sectors in the S&P 500, just one posted a positive return for the year and that was energy. Overall it was a rough year for the markets and investors alike.

26	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Total 2022 municipal bond sale volume plunged 21% from 2021, as issuers were flush with cash and rising interest rates stymied refundings and taxable issuances. December municipal bond issuance, at $17.165 billion, also disappointed, dropping 58.1% from the same period a year earlier. Most firms at the end of 2021 estimated total issuance for 2022 would fall between $390 billion and $550 billion, basing their forecasts on factors like the new infrastructure law, interest rate expectations and monetary policy, global economic recovery and future tax policy. But Russia’s invasion of Ukraine added a major macroeconomic concern to the mix, which aside from humanitarian costs, amplified supply-chain problems and drove up fossil fuel costs and inflation around the globe. Tax-exempt issuance dropped 10.9% to $309.6 billion from $347.6 billion in 2022. Taxable issuance dropped 56.4% to $52.7 billion from $120.8 billion in 2021.

The 30 Year U.S. Treasury yield moved from a 2.03% on 1/3/22 to a 3.97% on 12/31/22. The MMD Taxable 30 Year AAA yield began the year at a 2.59% on 1/3/22 and ended the year at a 5.34% on 12/31/22. The U.S.10-year Treasury yield finished 2022 at 3.88% in a year marked by prices rising at its fastest pace in 40 years and the Federal Reserve aggressively tightening its monetary policy. The 10-year yield started the year at 1.63%. The yield hit a high of 4.24% in October.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Income & Opportunity Fund’s (SOAOX) (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, and master limited partnerships (MLPs).

At the end of 2022, the Fund had more than 41% of its assets invested in taxable municipal bonds, over 37% in non-MLP common stock positions, more than 11% in preferred stock positions, over 5% in master limited partnerships (MLPs) and more than 2% in corporate bonds.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old-fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on years of experience being involved with the markets.

Return Summary

The Fund had a total one year return of (21.36%) (no load, gross of fees) as of December 31, 2022. This compares to the (13.01%) return of its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The downward trajectory of the stock market contributed to the Fund’s underperformance of the benchmark, which is solely a measure of the bond market. The common stock holdings within the Fund had a total return of approximately (25%) for 2022.

The holdings of the Fund were chosen based on consideration of several factors including credit ratings, market capitalization, and securities that provide income. The Fund did not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2022, the Fund’s one year return was (26.06%). The Fund, which began operations in July 2013, had an annualized five year return of 0.38% and an annualized return since inception of 2.26% as December 31, 2022.

27

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited) As of December 31, 2022
Common Stocks	43.38%	$7,995,626
Municipal Bonds	41.59%	7,665,370
Preferred Stocks	11.72%	2,159,526
Corporate Bonds	2.44%	449,247
Exchange-Traded Funds	0.87%	160,300
Total Investments	100.00%	$18,430,069

Average Annual Returns (Unaudited) For the periods ended December 31, 2022
				Expense Ratios[4]
			Since
			Inception		With Applicable
	1 Year	5 Year	(July 8, 2013)	Gross	Waivers
Class A Shares - with load	(26.06)%	0.38%	2.26%	1.41%	1.26%
Class A Shares - no load	(22.34)%	1.36%	2.78%	1.41%	1.26%
Class C Shares - with load[1]	(23.64)%	0.63%	1.98%	2.16%	2.01%
Class C Shares - no load[1]	(22.91)%	0.63%	1.98%	2.16%	2.01%
Institutional Shares[2]	(22.13)%	1.63%	3.05%	1.16%	1.01%
Bloomberg U.S. Aggregate Bond Index[3]	(13.01)%	0.02%	1.44%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2022. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25%, 2.00% and 1.00% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through May 1, 2023. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2022, can be found in the Financial Highlights tables.

28	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.60 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

29

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

30	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2022

	Shares	Market Value
Common Stocks 97.17%

Data Center REITs 8.00%
Digital Realty Trust, Inc.	26,581	$2,665,277
Equinix, Inc.	7,010	4,591,760
		7,257,037
Energy 2.54%
Black Stone Minerals LP	19,000	320,530
Cheniere Energy Partners LP	13,500	767,745
Energy Transfer LP	42,500	504,475
Enterprise Products Partners LP	7,000	168,840
Hess Midstream LP, Class A	1,000	29,920
Magellan Midstream Partners LP	600	30,126
MPLX LP	9,000	295,560
Viper Energy Partners LP	6,000	190,740
		2,307,936
Financials 0.27%
Blackstone Group, Inc. (The), Class A	3,300	244,827

Gaming REITs 5.27%
Gaming and Leisure Properties, Inc.	33,885	1,765,069
VICI Properties, Inc.	93,297	3,022,823
		4,787,892
Health Care REITs 4.27%
Global Medical REIT, Inc.	15,000	142,200
Healthcare Realty Trust, Inc.	10,000	192,700
Healthpeak Properties, Inc.	39,568	991,970
Medical Properties Trust, Inc.	29,500	328,630
Omega Healthcare Investors, Inc.	11,000	307,450
Physicians Realty Trust	16,350	236,584
Ventas, Inc.	6,050	272,553
Welltower, Inc.	21,475	1,407,686
		3,879,773
Hotel REITs 2.54%
Apple Hospitality REIT, Inc.	42,710	673,964
Host Hotels & Resorts, Inc.	45,900	736,695
Park Hotels & Resorts, Inc.	9,250	109,057
Pebblebrook Hotel Trust	42,281	566,143
Summit Hotel Properties, Inc.	9,000	64,980
Sunstone Hotel Investors, Inc.	15,700	151,662
		2,302,501
Industrial REITs 17.70%
Americold Realty Trust	5,700	161,367
Innovative Industrial Properties, Inc.	13,700	1,388,495
Prologis, Inc.	87,451	9,858,351
Rexford Industrial Realty, Inc.	14,500	792,280
STAG Industrial, Inc.	45,950	1,484,645
Terreno Realty Corp.	41,900	2,382,853
		16,067,991

See accompanying notes which are an integral part of these financial statements.

31

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Infrastructure REITs 3.90%
American Tower Corp., Class A	8,060	$1,707,592
Crown Castle International Corp.	13,530	1,835,209
		3,542,801
Midstream - Oil & Gas 0.32%
Plains All American Pipeline LP	11,000	129,360
Plains GP Holdings LP, Class A(a)	5,000	62,200
Western Midstream Partners LP	3,750	100,687
		292,247
Mortgage Finance 1.19%
Blackstone Mortgage Trust, Inc., Class A	26,700	565,239
Starwood Property Trust, Inc.	28,000	513,240
		1,078,479
Multi Asset Class REITs 3.15%
Gladstone Commercial Corp.	22,500	416,250
Lexington Realty Trust	2,700	27,054
One Liberty Properties, Inc.	2,500	55,550
WP Carey, Inc.	30,150	2,356,222
		2,855,076
Office REITs 3.57%
Alexandria Real Estate Equities, Inc.	13,750	2,002,962
American Assets Trust, Inc.	3,500	92,750
Boston Properties, Inc.	7,015	474,074
City Office REIT, Inc.	30,000	251,400
Cousins Properties, Inc.	1,000	25,290
Hudson Pacific Properties, Inc.	4,250	41,353
Kilroy Realty Corp.	9,015	348,610
		3,236,439
Residential REITs 21.57%
American Homes 4 Rent, Class A	15,050	453,607
Apartment Income REIT Corp.	25,902	888,697
AvalonBay Communities, Inc.	15,390	2,485,793
Camden Property Trust	13,600	1,521,568
Equity LifeStyle Properties, Inc.	34,450	2,225,470
Equity Residential	30,715	1,812,185
Essex Property Trust, Inc.	7,236	1,533,453
Invitation Homes, Inc.	2,000	59,280
Mid-America Apartment Communities, Inc.	17,622	2,766,478
Sun Communities, Inc.	26,850	3,839,550
UDR, Inc.	47,100	1,824,183
UMH Properties, Inc.	10,500	169,050
		19,579,314
Retail REITs 12.68%
Agree Realty Corp.	8,250	585,173
Brixmor Property Group, Inc.	47,975	1,087,593
Federal Realty Investment Trust	13,700	1,384,248
Four Corners Property Trust, Inc.	5,000	129,650
Getty Realty Corp.	1,000	33,850
Kimco Realty Corp.	29,569	626,271
National Retail Properties, Inc.	17,750	812,240
Realty Income Corp.	31,485	1,997,094
Regency Centers Corp.	30,000	1,875,000

See accompanying notes which are an integral part of these financial statements.

32	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Retail REITs (cont.)
Simon Property Group, Inc.	20,700	$2,431,836
Spirit MTA REIT(a)(b)	1,140	—
STORE Capital Corp.	3,000	96,180
Tanger Factory Outlet Centers, Inc.	25,100	450,294
		11,509,429
Self-Storage REITs 8.70%
CubeSmart	20,750	835,188
Extra Space Storage, Inc.	13,395	1,971,476
Life Storage, Inc.	25,850	2,546,225
Public Storage	9,075	2,542,724
		7,895,613
Specialty REITs 1.39%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,717	136,699
Iron Mountain, Inc.	22,500	1,121,625
		1,258,324
Timber REITs 0.11%
Weyerhaeuser Co.	3,300	102,300

Total Common Stocks (Cost $74,301,333)		88,197,979

Preferred Stocks 2.20%

Data Center REITs 0.09%
Digital Realty Trust, Inc., Series J, 5.25%	4,000	84,080

Hotel REITs 1.10%
Ashford Hospitality Trust, Inc., Series F, 7.38%	6,000	103,260
Hersha Hospitality Trust, Series D, 6.50%	5,000	93,525
Hersha Hospitality Trust, Series E, 6.50%	5,000	92,500
Pebblebrook Hotel Trust, Series F, 6.30%	2,500	44,500
Pebblebrook Hotel Trust, Series G, 6.38%	4,000	72,800
Pebblebrook Hotel Trust, Series H, 6.38%	6,000	99,000
Sotherly Hotels, Inc., Series B, 8.00%	6,000	126,120
Sotherly Hotels, Inc., Series C, 7.88%	2,000	40,700
Summit Hotel Properties, Inc., Series F, 5.88%	10,000	171,300
Sunstone Hotel Investors, Inc., Series H, 6.13%	4,000	77,600
Sunstone Hotel Investors, Inc., Series I, 5.70%	4,000	71,960
		993,265
Mortgage Finance 0.04%
New York Mortgage Trust Inc., Series G, 7.00%	2,000	30,500

Multi Asset Class REITs 0.04%
Vornado Realty Trust, Series M, 5.25%	2,500	40,150

Office REITs 0.06%
Hudson Pacific Properties Inc., Series C, 4.75%	4,000	50,120

Residential REITs 0.05%
American Homes 4 Rent, Series G, 5.88%	2,000	44,320

See accompanying notes which are an integral part of these financial statements.

33

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Retail REITs 0.19%
CTO Realty Growth, Inc., Series A, 6.38%	2,000	$40,900
Federal Realty Investment Trust, Series C, 5.00%	6,500	131,170
		172,070
Self-Storage REITs 0.63%
Public Storage, Series I, 4.88%	1,917	38,628
Public Storage, Series K, 4.75%	4,000	80,680
Public Storage, Series L, 4.63%	2,000	38,220
Public Storage, Series M, 4.13%	1,167	20,084
Public Storage, Series N, 3.88%	4,000	65,080
Public Storage, Series P, 4.00%	2,000	33,260
Public Storage, Series Q, 3.95%	4,000	65,680
Public Storage, Series R, 4.00%	4,000	66,800
Public Storage, Series S, 4.10%	10,000	170,800
		579,232
Total Preferred Stocks (Cost $2,752,766)		1,993,737

	Principal
	Amount
Municipal Bonds 0.17%
Franklin County Convention Facilities Authority, Revenue Bonds, 6.54%, 12/1/2036	$140,000	150,992

Total Municipal Bonds (Cost $160,021)		150,992

	Shares
Money Market Funds 0.12%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 4.11%(c)	109,524	109,524

Total Money Market Funds (Cost $109,524)		109,524

Total Investments — 99.66% (Cost $77,323,644)		90,452,232
Other Assets in Excess of Liabilities — 0.34%		304,344
NET ASSETS — 100.00%		$90,756,576

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(c)	Rate disclosed is the seven day effective yield as of December 31, 2022.

See accompanying notes which are an integral part of these financial statements.

34	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2022

	Shares	Market Value
Common Stocks 99.55%

Communications 4.97%
Alphabet, Inc., Class A(a)	36,300	$3,202,749
AT&T, Inc.	6,500	119,665
Verizon Communications, Inc.	28,540	1,124,476
Walt Disney Co. (The)(a)	18,950	1,646,376
		6,093,266
Consumer Discretionary 3.72%
Amazon.com, Inc.(a)	11,600	974,400
Home Depot, Inc. (The)	6,238	1,970,335
Lowe’s Companies, Inc.	1,750	348,670
Masco Corp.	8,500	396,695
McDonald’s Corp.	2,980	785,319
NIKE, Inc., Class B	700	81,907
		4,557,326
Consumer Staples 9.34%
Altria Group, Inc.	12,650	578,231
Coca-Cola Co. (The)	7,900	502,519
Colgate-Palmolive Co.	1,500	118,185
Conagra Brands, Inc.	7,100	274,770
Constellation Brands, Inc., Class A	1,400	324,450
Costco Wholesale Corp.	6,451	2,944,882
Kroger Co. (The)	9,000	401,220
Lamb Weston Holdings, Inc.	4,300	384,248
PepsiCo, Inc.	2,400	433,584
Philip Morris International, Inc.	7,350	743,894
Procter & Gamble Co. (The)	7,265	1,101,083
Target Corp.	11,430	1,703,527
Wal-Mart Stores, Inc.	13,684	1,940,254
		11,450,847
Energy 14.08%
Antero Midstream Corp.	5,000	53,950
Baker Hughes Co.	8,750	258,388
Cheniere Energy, Inc.	13,150	1,971,974
Chevron Corp.	16,960	3,044,150
CNX Resources Corp.(a)	4,000	67,360
ConocoPhillips	10,300	1,215,400
Devon Energy Corp.	10,800	664,308
Diamondback Energy, Inc.	2,650	362,467
Enbridge, Inc.	3,000	117,300
EOG Resources, Inc.	4,400	569,888
Exxon Mobil Corp.	7,550	832,765
Halliburton Co.	4,000	157,400
Kinder Morgan, Inc.	22,750	411,320
Marathon Oil Corp.	1,000	27,070
Marathon Petroleum Corp.	250	29,098
Occidental Petroleum Corp.	6,500	409,435
ONEOK, Inc.	2,000	131,400
Phillips 66	7,250	754,580
Pioneer Natural Resources Co.	7,575	1,730,054
Schlumberger Ltd.	500	26,730
Targa Resources Corp.	5,600	411,600

See accompanying notes which are an integral part of these financial statements.

35

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Energy (cont.)
Valero Energy Corp.	16,565	$2,101,436
Williams Companies, Inc. (The)	58,000	1,908,200
		17,256,273
Financials 7.82%
American Express Co.	5,000	738,750
Bank of America Corp.	30,850	1,021,752
Berkshire Hathaway, Inc., Class B(a)	3,770	1,164,553
Blackstone Group, Inc. (The), Class A	11,250	834,637
Carlyle Group, Inc. (The)	6,050	180,532
Citigroup, Inc.	17,200	777,956
CME Group, Inc.	1,404	236,097
Goldman Sachs Group, Inc. (The)	2,915	1,000,953
JPMorgan Chase & Co.	20,992	2,815,027
Morgan Stanley	3,000	255,060
Signature Bank	1,325	152,667
SVB Financial Group(a)	600	138,084
Wells Fargo & Co.	6,500	268,385
		9,584,453
Health Care 14.29%
Abbott Laboratories	3,100	340,349
AbbVie, Inc.	24,957	4,033,301
Amgen, Inc.	2,700	709,128
Bristol-Myers Squibb Co.	16,650	1,197,967
Centene Corp.(a)	9,800	803,698
CVS Health Corp.	7,611	709,269
Edwards LifeSciences Corp.(a)	3,000	223,830
Eli Lilly & Co.	3,200	1,170,688
Humana, Inc.	1,350	691,456
McKesson Corp.	4,700	1,763,064
Medtronic PLC	7,069	549,403
Merck & Co., Inc.	18,350	2,035,933
Pfizer, Inc.	8,150	417,606
Quest Diagnostics, Inc.	4,500	703,980
Thermo Fisher Scientific, Inc.	1,490	820,528
UnitedHealth Group, Inc.	2,525	1,338,705
		17,508,905
Industrials 11.05%
Boeing Co. (The)(a)	3,355	639,094
Caterpillar, Inc.	11,340	2,716,610
CSX Corp.	42,525	1,317,424
Cummins, Inc.	3,550	860,129
Deere & Co.	6,235	2,673,319
FedEx Corp.	1,500	259,800
Honeywell International, Inc.	8,900	1,907,270
Johnson Controls International PLC	8,253	528,192
Lockheed Martin Corp.	200	97,298
Raytheon Technologies Corp.	2,100	211,932
Union Pacific Corp.	750	155,303
United Parcel Service, Inc., Class B	2,450	425,908
Waste Connections, Inc.	13,175	1,746,478
		13,538,757

See accompanying notes which are an integral part of these financial statements.

36	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Materials 1.91%
CF Industries Holdings, Inc.	8,200	$698,640
Corteva, Inc.	7,233	425,156
Dow, Inc.	6,083	306,522
DuPont de Nemours, Inc.	6,500	446,095
International Paper Co.	500	17,315
Linde PLC	1,300	424,034
WestRock Co.	500	17,580
		2,335,342
Real Estate Investment Trusts (REITs) 2.28%
American Tower Corp., Class A	1,040	220,334
Crown Castle International Corp.	2,690	364,872
Equinix, Inc.	1,125	736,909
Mid-America Apartment Communities, Inc.	250	39,248
Prologis, Inc.	6,500	732,745
Sun Communities, Inc.	3,300	471,900
Terreno Realty Corp.	2,075	118,005
VICI Properties, Inc.	3,073	99,565
Weyerhaeuser Co.	500	15,500
		2,799,078
Technology 26.07%
Accenture PLC, Class A	4,025	1,074,031
Adobe, Inc.(a)	1,600	538,448
Advanced Micro Devices, Inc.(a)	2,100	136,017
Apple, Inc.	50,582	6,572,119
Applied Materials, Inc.	14,220	1,384,744
Cisco Systems, Inc.	17,250	821,790
Cognizant Technology Solutions Corp., Class A	4,600	263,074
Corning, Inc.	10,000	319,400
Dell Technologies, Inc., Class C	1,624	65,317
Garmin Ltd.	1,000	92,290
HP, Inc.	15,600	419,172
International Business Machines Corp.	2,668	375,895
MasterCard, Inc., Class A	2,400	834,552
Microchip Technology, Inc.	6,450	453,112
Microsoft Corp.	20,439	4,901,681
NetApp, Inc.	2,600	156,156
NortonLifeLock, Inc.	27,700	593,611
NVIDIA Corp.	35,892	5,245,257
Oracle Corp.	26,575	2,172,240
Palo Alto Networks, Inc.(a)	200	27,908
Paychex, Inc.	3,850	444,906
QUALCOMM, Inc.	3,550	390,287
Texas Instruments, Inc.	10,425	1,722,419
Visa, Inc., Class A	7,150	1,485,484
Workday, Inc., Class A(a)	7,780	1,301,827
Zscaler, Inc.(a)	1,400	156,660
		31,948,397
Utilities 4.02%
AES Corp.	7,000	201,320
American Electric Power Co., Inc.	1,850	175,658
Dominion Energy, Inc.	13,000	797,160

See accompanying notes which are an integral part of these financial statements.

37

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Utilities (cont.)
Duke Energy Corp.	2,000	$205,980
Edison International	2,600	165,412
NextEra Energy, Inc.	28,625	2,393,050
UGI Corp.	1,000	37,070
WEC Energy Group, Inc.	10,100	946,976
		4,922,626
Total Common Stocks (Cost $70,603,991)		121,995,270

Preferred Stocks 1.05%

Financials 0.96%
Annaly Capital Management, Inc., Series F, 6.95%	2,000	48,760
Arch Capital Group Ltd., Series F, 5.45%	2,000	40,600
Arch Capital Group Ltd., Series G, 4.55%	2,000	34,540
Athene Holding Ltd., Series C, 6.38%	2,000	47,880
Bank of America Corp., Series GG, 6.00%	4,000	95,680
Bank of America Corp., Series HH, 5.88%	2,000	46,400
Bank of America Corp., Series LL, 5.00%	2,000	38,900
Bank of America Corp., Series SS, 4.75%	2,000	37,620
Charles Schwab Corp. (The), Series J, 4.45%	2,000	37,000
First Republic Bank, Series L, 4.25%	2,000	32,860
First Republic Bank, Series N, 4.50%	2,000	34,520
Globe Life, Inc., 4.25%	1,000	17,900
JPMorgan Chase & Co., Series EE, 6.00%	2,000	49,520
JPMorgan Chase & Co., Series JJ, 4.55%	2,000	37,220
JPMorgan Chase & Co., Series LL 4.63%	6,000	113,040
JPMorgan Chase & Co., Series MM, 4.20%	6,000	104,700
KeyCorp, Series G, 5.63%	2,000	41,520
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	86,800
Morgan Stanley, Series O, 4.25%	2,000	34,360
Northern Trust Corp., Series E, 4.70%	1,360	26,928
Prudential Financial, Inc., 4.13%	705	12,796
Prudential Financial, Inc., 5.63%	2,000	48,960
RenaissanceRE Holdings Ltd., Series G, 4.20%	150	2,434
U.S. Bancorp, Series O, 4.50%	2,000	36,660
Wells Fargo & Co., Series CC, 4.38%	4,000	68,120
		1,175,718
Utilities 0.09%
Brookfield Infrastructure Partners LP, 5.00%	2,000	30,780
DTE Energy Co., 4.38%	2,000	34,900
Entergy Louisiana LLC, 4.88%	2,000	40,540
		106,220
Total Preferred Stocks (Cost $1,708,425)		1,281,938

Total Investments — 100.60% (Cost $72,312,416)		123,277,208
Liabilities in Excess of Other Assets — (0.60)%		(736,161)
NET ASSETS — 100.00%		$122,541,047

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

38	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2022

	Principal
	Amount	Market Value
Municipal Bonds 100.54%

Arizona 1.37%
City of Phoenix, AZ, General Obligation Unlimited, Callable 7/1/2026 @ 100, 5.00%, 7/1/2027	$500,000	$539,753

California 7.07%
California State Public Works Board, Revenue Bonds, Callable 11/1/2026 @ 100, 5.00%, 11/1/2029	600,000	653,857
Los Angeles CA Department of Water & Power, Revenue Bonds, Callable 1/1/2029 @ 100, 5.25%, 7/1/2049	200,000	215,335
Los Angeles Community College District, General Obligation Refunding Bonds Unlimited, Callable 8/1/2026 @ 100, 4.00%, 8/1/2038	500,000	503,651
Regents of the University of California Medical Center Pooled Revenue, Revenue Bond, Callable 5/15/2026 @ 100, 4.00%, 5/15/2037	145,000	145,623
San Francisco City & County Public Utilities Commission Water Revenue, Revenue Bonds, Callable 11/1/2030 @ 100, 5.00%, 11/1/2050	500,000	535,680
San Francisco City & County Public Utilities Commission Water Revenue, Revenue Bonds Series 2020 A, Callable 4/1/2028 @ 100, 4.00%, 10/1/2043	100,000	98,181
San Francisco Municipal Transportation Agency, Callable 3/1/2027 @ 100, 4.00%, 3/1/2046	200,000	194,130
State of California, General Obligation Unlimited, Callable 8/1/2025 @ 100, 5.00%, 8/1/2029	250,000	264,458
State of California, General Obligation Unlimited, Callable 9/1/2026 @ 100, 4.00%, 9/1/2036	175,000	177,673
		2,788,588
Connecticut 6.63%
City of New Haven, CT, General Obligation Unlimited, Callable 8/15/2026 @ 100, 5.00%, 8/15/2036	230,000	242,210
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Callable 11/15/2025 @ 100, 3.25%, 11/15/2036	250,000	231,614
Connecticut Housing Finance Authority, Revenue Bonds, Callable 5/15/2027 @ 100, 3.40%, 11/15/2037	25,000	23,434
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 5.00%, 7/1/2034	250,000	262,063
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2024 @ 100, 5.00%, 7/1/2034	100,000	101,812
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 10/1/2023 @ 100, 5.00%, 10/1/2030	250,000	253,836
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 5.00%, 1/1/2028	445,000	445,000
State of Connecticut, General Obligation Unlimited, Callable 4/15/2027 @ 100, 5.00%, 4/15/2032	500,000	541,961
State of Connecticut, General Obligation Unlimited, 5.00%, 6/15/2024	250,000	257,913
University of Connecticut, University & College Improvements, Revenue Bonds, Callable 2/15/2024 @ 100, 5.00%, 2/15/2034	250,000	254,497
		2,614,340
District of Columbia 2.63%
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (Fannie Mae), 4.45%, 6/15/2031	320,000	320,510
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 10/1/2029 @ 100, 4.00%, 10/1/2049	315,000	296,389
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2036	250,000	263,175
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2034	150,000	158,806
		1,038,880

See accompanying notes which are an integral part of these financial statements.

39

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal
	Amount	Market Value
Florida 8.26%
Central Florida Expressway Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 4.00%, 7/1/2035	$150,000	$151,637
City of Orlando, FL, Public Improvements, Revenue Bonds, Callable 10/1/2024 @ 100, 5.00%, 10/1/2046	1,000,000	1,028,420
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, 5.00%, 10/1/2030	500,000	500,765
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, 5.00%, 10/1/2025	120,000	120,198
Miami Dade County FL Water & Sewage System, Revenue Bonds, 4.00%, 10/1/2044	150,000	139,598
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, (AMBAC), 5.25%, 4/1/2031	260,000	295,723
School Board of Miami-Dade County (The), Certificates of Participation, Callable 2/1/2026 @ 100, 4.00%, 2/1/2033	1,000,000	1,022,435
		3,258,776
Georgia 1.43%
Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2029 @ 100, 3.00%, 11/1/2037	500,000	433,459
Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2027 @ 100, 5.00%, 11/1/2047	125,000	131,301
		564,760
Illinois 2.13%
Illinois State Finance Authority, Revenue Bonds Series 2020 A, Callable 4/1/2030 @ 100, 4.00%, 4/1/2050	900,000	839,782

Indiana 3.38%
Indiana Finance Authority Wastewater Utility Revenue, Revenue Bonds, Callable 10/1/2026 @ 100, 5.00%, 10/1/2046	600,000	626,038
Indiana Finance Authority Wastewater Utility Revenue, Revenue Bonds, Callable 10/1/2030 @ 100, 5.00%, 10/1/2050	500,000	529,530
Indiana State Finance Authority Health Systems Revenue, Revenue Bonds, Callable 11/1/2025 @ 100, 4.00%, 11/1/2051	200,000	180,351
		1,335,919
Iowa 0.68%
State of Iowa, Revenue Bonds, Callable 6/1/2026 @ 100, 5.00%, 6/1/2027	250,000	267,817

Louisiana 0.25%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 5.00%, 2/1/2035	100,000	100,140

Maine 1.59%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Callable 7/1/2030 @ 100, 4.00%, 7/1/2045	385,000	348,245
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, 3.60%, 11/15/2036	95,000	91,047
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2024 @ 100, 3.75%, 11/15/2044	100,000	89,662
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, 3.45%, 11/15/2032	45,000	44,287
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2026	50,000	52,795
		626,036

See accompanying notes which are an integral part of these financial statements.

40	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal
	Amount	Market Value
Maryland 0.96%
City of Baltimore MD, Water Projects, Revenue Bonds, Callable 7/1/2029 @ 100, 4.00%, 7/1/2049	$405,000	$380,003

Massachusetts 4.65%
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2025 @ 100, 3.25%, 12/1/2036	575,000	515,266
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.75%, 12/1/2037	250,000	235,992
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2027 @ 100, 3.25%, 12/1/2032	200,000	192,684
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.55%, 12/1/2037	90,000	88,243
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 6/1/2026 @ 100, 3.15%, 12/1/2026	40,000	39,860
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 5.13%, 12/1/2039	65,000	65,038
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 4.85%, 12/1/2029	60,000	60,027
Massachusetts School Building Authority, Revenue Bonds, Callable 2/15/2028 @ 100, 5.25%, 2/15/2048	500,000	531,422
Massachusetts School Building Authority, Revenue Bonds, Callable 8/15/2025 @ 100, 5.00%, 8/15/2026	100,000	106,040
		1,834,572
Michigan 1.15%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, 6.00%, 12/1/2035	500,000	454,365

Minnesota 1.50%
Southern Minnesota Municipal Power Agency Power Supply System, Revenue Bonds, Callable 1/1/2026 @ 100, 5.00%, 1/1/2041	565,000	591,160

Missouri 2.21%
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2045	500,000	461,190
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), 3.75%, 11/15/2039	100,000	91,500
Missouri State Health & Educational Facilities Authority, Health Facilities Revenue. Revenue Bonds, Callable 11/15/2027 @ 100, 4.00%, 11/15/2049	360,000	318,219
		870,909
Nevada 1.85%
Nevada System of Higher Education, Certificates of Participation, Callable 7/1/2026 @ 100, 4.00%, 7/1/2027	700,000	729,154

New Jersey 3.36%
Borough of Seaside Heights, NJ, General Obligation Unlimited, Callable 4/1/2025 @ 100, 4.00%, 4/1/2026	125,000	128,472
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/1/2025	150,000	160,593
New Jersey Economic Development Authority, School Improvements, Refunding Revenue Bonds, Callable 3/1/2023 @ 100, 5.00%, 3/1/2031	50,000	50,146
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), 5.00%, 7/1/2027	15,000	15,011

See accompanying notes which are an integral part of these financial statements.

41

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal
	Amount	Market Value
New Jersey (cont.)
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.50%, 11/1/2036	$500,000	$474,123
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.90%, 11/1/2050	175,000	155,599
New Jersey St Transportation Trust Fund Authority, Revenue Bonds, Callable 12/15/2030 @ 100, 4.00%, 6/15/2045	100,000	87,449
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 6/1/2025 @ 100, 4.00%, 6/1/2034	250,000	253,830
		1,325,223
New York 19.72%
City of New York NY, General Obligation Unlimited, Callable 4/1/2028 @ 100, 5.00%, 4/1/2040	305,000	322,591
City of New York NY, General Obligation Unlimited, Callable 10/1/2029 @ 100, 5.00%, 10/1/2039	145,000	155,112
City of New York NY, General Obligation Unlimited, Callable 3/1/2030 @ 100, 5.00%, 3/1/2043	150,000	158,503
City of New York NY, General Obligation Unlimited, Callable 4/1/2028 @ 100, 5.00%, 4/1/2043	195,000	205,277
Hudson Yards Infrastructure Corp., Revenue Bonds Series 2017 A, Callable 2/15/2027 @ 100, 4.00%, 2/15/2044	575,000	531,806
Metropolitan Transportation Authority, Refunding Revenue Bonds, 5.25%, 11/15/2028	50,000	51,016
Metropolitan Transportation Authority, Refunding Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	266,648
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2035	250,000	269,664
Metropolitan Transportation Authority, Revenue Bonds, 5.00%, 11/15/2028	250,000	261,251
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, 5.00%, 11/15/2028	250,000	263,494
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 5/15/2023 @ 100, 5.00%, 11/15/2033	100,000	100,236
New York City Housing Development Corp., Revenue Bonds, Callable 2/1/2026 @ 100, 3.50%, 11/1/2032	150,000	149,491
New York City Housing Development Corp., Revenue Bonds, Callable 11/1/2025 @ 100, 3.60%, 11/1/2031	250,000	250,643
New York City Housing Development Corp., Revenue Bonds, Callable 5/1/2025 @ 100, 3.10%, 11/1/2032	250,000	235,936
New York City Transitional Finance Authority, 5.00%, 8/1/2023	25,000	25,307
New York City Transitional Finance Authority, 5.00%, 8/1/2023	75,000	75,813
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, (State Aid Withholding), Callable 1/15/2025 @ 100, 5.00%, 7/15/2027	250,000	260,932
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, 5.00%, 7/15/2031	250,000	265,569
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Callable 5/1/2027 @ 100, 4.00%, 5/1/2044	300,000	282,408
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2025 @ 100, 5.00%, 8/1/2027	25,000	26,408
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2026 @ 100, 4.00%, 8/1/2035	100,000	101,623
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds Series 2016 A-1, 5.00%, 8/1/2024	100,000	103,549
New York City Water & Sewer System, Revenue Bonds, Callable 6/15/2027 @ 100, 5.00%, 6/15/2032	100,000	109,197

See accompanying notes which are an integral part of these financial statements.

42	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal
	Amount	Market Value
New York (cont.)
New York City Water & Sewer System, Revenue Bonds, Callable 6/15/2028 @ 100, 5.00%, 6/15/2049	$500,000	$523,580
New York State Dormitory Authority, Refunding Revenue Bonds, (State Aid Withholding), 3.25%, 4/1/2031	280,000	280,059
New York State Dormitory Authority, Revenue Bonds, 4.75%, 10/1/2040	5,000	5,003
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2037	135,000	142,545
New York State Dormitory Authority, Revenue Bonds, Callable 3/15/2028 @ 100, 5.00%, 3/15/2043	250,000	262,354
New York State Thruway Authority, Revenue Bonds, Callable 1/1/2026 @ 100, 4.00%, 1/1/2037	100,000	98,402
New York, NY, General Obligation Unlimited, Callable 8/1/2029 @ 100, 5.00%, 8/1/2043	500,000	526,633
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2030	250,000	276,173
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	267,651
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2027	100,000	106,602
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 5/15/2031 @ 100, 5.00%, 11/15/2051	125,000	132,189
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2023	100,000	101,802
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2040	310,000	322,218
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2035	250,000	261,938
		7,779,623
North Carolina 0.52%
University of North Carolina at Charlotte (The), Revenue Bonds, Callable 10/1/2027 @ 100, 4.00%, 10/1/2037	100,000	99,674
University of North Carolina at Charlotte (The), University & College Improvements, Revenue Bonds, Callable 4/1/2025 @ 100, 5.00%, 4/1/2040	100,000	105,112
		204,786
North Dakota 0.25%
City of Bismarck, ND, Sanitary Sewer Revenue, Revenue Bonds, Callable 5/1/2025 @ 100, 3.00%, 5/1/2029	100,000	100,341

Pennsylvania 11.65%
Allegheny County PA Hospital, Development Authority, Revenue Bonds, Callable 4/1/2028 @ 100, 4.00%, 4/1/2044	150,000	136,398
Chester County Health and Education, Revenue Bonds, Callable 9/1/2030 @ 100, 4.00%, 9/1/2050	500,000	444,135
City of Philadelphia, PA Water & Wastewater Revenue, Revenue Bonds Series 2021 C, Callable 10/1/2031 @ 100, 5.00%, 10/1/2046	500,000	530,870
City of Philadelphia, PA Water & Wastewater Revenue, Revenue Bonds Series 2021 C, Callable 10/1/2031 @ 100, 4.00%, 10/1/2051	500,000	451,018
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue, Revenue Bonds, Callable 6/1/2028 @ 100, 4.00%, 6/1/2039	250,000	246,262
Lehigh County PA General Purpose Authority Hospital Revenue, Revenue Bonds, Callable 7/1/2029 @ 100, 4.00%, 7/1/2049	500,000	436,259
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, 5.00%, 5/1/2037	100,000	89,408
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, 5.00%, 5/1/2042	100,000	84,493

See accompanying notes which are an integral part of these financial statements.

43

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal
	Amount	Market Value
Pennsylvania (cont.)
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, (OID), 4.00%, 5/1/2032	$100,000	$87,234
Pennsylvania Housing Finance Agency, Revenue Bonds, Callable 4/1/2027 @ 100, 3.65%, 10/1/2042	100,000	88,581
Pennsylvania State Economic Development Financing Authority, Revenue Bonds Series 2017 A, Callable 11/15/2027 @ 100, 4.00%, 11/15/2047	400,000	350,330
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2034	190,000	204,130
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2035	125,000	134,161
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2036	100,000	107,113
Pennsylvania Turnpike Commission, Revenue Bonds, Callable 12/1/2025 @ 100, 5.00%, 12/1/2045	500,000	508,096
Pennsylvania Turnpike Commission, Revenue Refunding Bonds Series 2005 A, 5.25%, 7/15/2028	150,000	169,081
Philadelphia PA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2030 @ 100, 5.00%, 11/1/2045	500,000	528,829
		4,596,398
South Dakota 0.73%
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 2.45%, 5/1/2027	250,000	242,988
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 3.13%, 11/1/2036	45,000	44,018
		287,006
Tennessee 0.90%
City of Memphis, TN, Callable 4/1/2024 @ 100, 5.00%, 4/1/2044	80,000	81,278
City of Memphis, TN, 5.00%, 4/1/2044	20,000	20,525
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 5.00%, 7/1/2026	200,000	200,332
Tennessee Housing Development Agency, Revenue Bonds, Callable 1/1/2027 @ 100, 3.40%, 7/1/2037	55,000	53,163
		355,298
Texas 12.93%
Austin TX Electric Utility System Revenue, Revenue Bonds Series 2019 B, Callable 11/15/2029 @ 100, 5.00%, 11/15/2049	500,000	527,068
City of Houston, TX, Refunding Revenue Bonds, Callable 3/1/2029 @ 100, 4.00%, 3/1/2049	500,000	458,744
City Public Service Board of San Antonio, TX, Revenue Bonds, Callable 8/1/2026 @ 100, 5.00%, 2/1/2032	250,000	267,860
Clifton Higher Education Finance Corp., School Improvements, Refunding Revenue Bonds, 4.00%, 8/15/2044	500,000	485,531
Comal Independent School District, Unlimited Tax School Building Bonds, Callable 2/1/2026 @ 100, 4.00%, 2/1/2034	250,000	256,276
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Callable 5/15/2026 @ 100, 4.00%, 11/15/2030	130,000	133,146
North Texas Tollway Authority Revenue, Revenue Bonds, Series 2017 A, Callable 1/1/2028 @ 100, 4.00%, 1/1/2043	470,000	442,592
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, (OID), 4.00%, 9/15/2042	250,000	238,462
San Antonio Water System, Refunding Revenue Bonds, Callable 11/15/2029 @ 100, 5.00%, 5/15/2034	190,000	213,226
San Antonio Water System, Revenue Bonds Series 2020 A, Callable 5/15/2030 @ 100, 5.00%, 5/15/2050	205,000	216,870
Texas Public Finance Authority, Revenue Bonds, Callable 12/1/2026 @ 100, 4.00%, 12/1/2031	200,000	208,026
Texas State Water Development Board, Revenue Bonds Series 2019 A, Callable 10/15/2029 @ 100, 4.00%, 10/15/2037	500,000	507,060

See accompanying notes which are an integral part of these financial statements.

44	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal
	Amount	Market Value
Texas (cont.)
Texas State Water Development Board, Revenue Bonds, Callable 10/15/2028 @ 100, 5.00%, 4/15/2049	$450,000	$474,735
Texas State Water Development Board, Revenue Bonds Series 2019 A, Callable 10/15/2029 @ 100, 4.00%, 10/15/2054	500,000	474,593
White Oak, TX, Independent School District, Unlimited Tax School Building Bonds, Callable 2/15/2027 @ 100, 4.00%, 2/15/2029	190,000	197,602
		5,101,791
Utah 1.31%
Utah County Utah Hospital Revenue IHC Health Services, Revenue Bonds, Callable 5/15/2026 @ 100, 5.00%, 5/15/2050	500,000	517,051

Vermont 0.57%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 3.75%, 8/15/2037	225,000	225,021

Virginia 0.65%
Virginia State Resource Authority Infrastructure, Revenue Bonds, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	75,000	76,725
Virginia State Resource Authority Infrastructure, Revenue Bonds, Pre-Refunded, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	175,000	181,664
		258,389
Wisconsin 0.21%
Wisconsin Housing & Economic Development Authority, State Multi- Family Housing, Revenue Bonds, (OID), 5.63%, 11/1/2035	80,000	81,497

Total Municipal Bonds (Cost $42,818,720)		39,667,378

Total Investments — 100.54% (Cost $42,818,720)		39,667,378
Liabilities in Excess of Other Assets — (0.54)%		(211,461)
NET ASSETS — 100.00%		$39,455,917

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

45

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2022

	Shares	Market Value
Common Stocks 13.06%

Communications 0.50%
Verizon Communications, Inc.	10,000	$394,000
Warner Bros. Discovery, Inc.(a)	19	180
		394,180
Consumer Staples 1.29%
Philip Morris International, Inc.	10,000	1,012,100

Energy 7.51%
Chevron Corp.	6,500	1,166,685
Enbridge, Inc.	25,000	977,500
Kinder Morgan, Inc.	40,000	723,200
Phillips 66	6,000	624,480
TC Energy Corp.	15,000	597,900
Valero Energy Corp.	3,000	380,580
Williams Companies, Inc. (The)	42,500	1,398,250
		5,868,595
Financials 0.67%
Blackstone Group, Inc. (The), Class A	3,750	278,213
Blackstone Mortgage Trust, Inc., Class A	11,565	244,831
		523,044
Health Care 1.45%
AbbVie, Inc.	7,000	1,131,270

Real Estate 1.24%
City Office REIT, Inc.	10,000	83,800
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,000	289,800
Medical Properties Trust, Inc.	5,000	55,700
Physicians Realty Trust	2,000	28,940
Simon Property Group, Inc.	3,000	352,440
Spirit MTA REIT(a)(b)	2,000	—
Spirit Realty Capital, Inc.	4,000	159,720
		970,400
Utilities 0.40%
Duke Energy Corp.	3,000	308,970

Total Common Stocks (Cost $8,617,058)		10,208,559

Preferred Stocks 20.13%

Financials 14.09%
Affiliated Managers Group, Inc., 4.20%	10,000	147,400
Affiliated Managers Group, Inc., 4.75%	10,000	168,200
Allstate Corp. (The), Series I, 4.75%	20,000	400,200
American Financial Group, Inc., 5.13%	15,000	309,150
American Financial Group, Inc., 5.63%	20,000	430,200
Athene Holding Ltd., Series C, 6.38%	10,000	239,400
Athene Holding Ltd., Series D, 4.88%	20,000	340,800
Bank of America Corp., Series HH, 5.88%	8,000	185,600
Bank of America Corp., Series LL, 5.00%	20,000	389,000

See accompanying notes which are an integral part of these financial statements.

46	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Financials (cont.)
Bank of America Corp., Series NN, 4.38%	10,000	$175,500
Bank of America Corp., Series PP, 4.13%	16,667	278,339
Bank of America Corp., Series QQ, 4.25%	10,000	169,500
Brighthouse Financial, Inc., Series C, 5.38%	20,000	348,200
Capital One Financial Corp., Series J, 4.80%	10,000	174,000
Capital One Financial Corp., Series K, 4.63%	12,334	215,833
CNO Financial Group, Inc., 5.13%	2,000	33,820
Equitable Holdings, Inc., Series C, 4.30%	20,000	353,800
First Republic Bank, Series J, 4.70%	20,000	371,000
First Republic Bank, Series K, 4.13%	13,667	218,672
First Republic Bank, Series L, 4.25%	10,000	164,300
First Republic Bank, Series N, 4.50%	10,000	172,600
Fulton Financial Corp., Series A, 5.13%	6,000	117,780
Huntington Bancshares, Inc., Series H, 4.50%	10,000	169,600
JPMorgan Chase & Co., Series EE, 6.00%	20,000	495,200
JPMorgan Chase & Co., Series GG, 4.75%	20,000	385,200
JPMorgan Chase & Co., Series JJ, 4.55%	10,000	186,100
KeyCorp, Series G, 5.63%	15,000	311,400
MetLife, Inc., Series F, 4.75%	25,000	488,750
Morgan Stanley, Series O, 4.25%	10,000	171,800
Northern Trust Corp., Series E, 4.70%	18,640	369,072
Prudential Financial, Inc., 4.13%	3,530	64,069
Prudential Financial, Inc., 5.63%	10,000	244,800
Prudential Financial, Inc., 5.95%	10,000	242,200
RenaissanceRE Holdings Ltd., Series G, 4.20%	500	8,115
Selective Insurance Group, Inc., Series B, 4.60%	1,000	16,750
State Street Corp., 5.35%	1,000	23,510
Truist Financial Corp., Series R, 4.75%	16,334	311,816
U.S. Bancorp, Series L, 3.75%	20,000	310,000
U.S. Bancorp, Series M, 4.00%	10,000	162,400
W.R. Berkley Corp., 5.10%	20,000	405,600
Washington Federal, Inc., Series A, 4.88%	10,000	176,500
Wells Fargo & Co., Series AA, 4.70%	20,000	367,800
Wells Fargo & Co., Series CC, 4.38%	20,000	340,600
Wells Fargo & Co., Series Z, 4.75%	20,000	366,400
		11,020,976
Real Estate 2.40%
Brookfield Property Partners LP, Series A, 5.75%	7,500	101,475
Diversified Healthcare Trust, 5.63%	26,660	287,928
Federal Realty Investment Trust, Series C, 5.00%	7,500	151,350
PS Business Parks, Inc., 5.20%	4,000	53,400
PS Business Parks, Inc., 5.25%	10,000	134,500
Public Storage, Series I, 4.88%	9,583	193,097
Public Storage, Series L, 4.63%	10,000	191,100
Public Storage, Series M, 4.13%	3,889	66,930
Public Storage, Series N, 3.88%	20,000	325,400
Public Storage, Series S, 4.10%	10,000	170,800
Vornado Realty Trust, 5.40%	12,298	198,859
		1,874,839
Technology 0.12%
Pitney Bowes, Inc., 6.70%	5,700	93,765

See accompanying notes which are an integral part of these financial statements.

47

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Utilities 3.52%
BIP Bermuda Holdings I Ltd, 5.125%	10,000	$162,000
Brookfield Infrastructure Partners LP, 5.00%	10,000	153,900
Brookfield Infrastructure Partners LP, 5.13%	20,000	320,998
DTE Energy Co., Series G, 4.38%	20,000	381,600
Entergy Arkansas, Inc., 4.88%	20,000	402,000
Entergy Louisiana LLC, 4.88%	10,000	202,700
Entergy Mississippi, Inc., 4.90%	30,000	611,100
Southern Co., 4.95%	21,000	412,440
Southern Co., Series C, 4.20%	6,000	104,100
		2,750,838
Total Preferred Stocks (Cost $21,399,294)		15,740,418

	Principal Amount
Collateralized Mortgage Obligations 0.08%
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A27, 5.50%, 10/25/2035	$16,870	10,405
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A7, 5.50%, 10/25/2035	18,238	11,248
Citicorp Mortgage Securities, Inc., Class 1A12, 5.00%, 2/25/2035	41,784	37,432

Total Collateralized Mortgage Obligations (Cost $56,584)		59,085

Corporate Bonds 10.73%
Bank of New York Mellon Corp. (The), 4.63%, 12/20/2049	500,000	427,620
Bank of New York Mellon Corp. (The), 3.70%, 3/20/2169	100,000	89,491
Entergy Texas, Inc., 5.15%, 6/1/2045	100,000	88,537
Exelon Generation Co. LLC, 5.60%, 6/15/2042(b)(c)	400,000	348,896
Fifth Third Bancorp, 8.25%, 3/1/2038	250,000	311,905
General Electric Co., 8.10%, 12/29/2049	765,000	754,437
Goldman Sachs Group, Inc. (The), 6.45%, 5/1/2036	500,000	522,912
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/2037	850,000	907,852
Hospitality Properties Trust, 4.50%, 3/15/2025	500,000	432,063
Kinder Morgan Energy Partners LP, 6.50%, 2/1/2037	250,000	254,075
MetLife, Inc., 9.25%, 4/8/2038(c)	1,500,000	1,749,455
MetLife, Inc., 10.75%, 8/1/2039	1,000,000	1,330,780
PECO Energy Capital Trust IV, 5.75%, 6/15/2033	1,000,000	901,367
Valero Energy Corp., 8.75%, 6/15/2030	224,000	265,616

Total Corporate Bonds (Cost $8,846,001)		8,385,006

See accompanying notes which are an integral part of these financial statements.

48	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal Amount	Market Value
Municipal Bonds 57.38%

Alabama 2.29%
Health Care Authority for Baptist Health (The), Refunding Revenue Bonds, 5.50%, 11/15/2043	$2,000,000	$1,789,611

Arizona 0.51%
Arizona School Facilities Board, School Improvements, Certificates of Participation, 6.00%, 9/1/2027	225,000	231,582
Phoenix Arizona Civic Improvement Corp. Excise Tax Revenue, Revenue Bonds, Callable 7/1/2030 @ 100, 2.70%, 7/1/2045	250,000	167,033
		398,615
California 5.32%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 2/1/2026	465,000	482,312
California State University, Revenue Bonds Series 2020 B, Callable 5/1/2030 @ 100, 3.07%, 11/1/2042	50,000	37,005
City & County of San Francisco, CA, General Obligation Unlimited, 6.26%, 6/15/2030	450,000	483,296
County of San Bernardino, CA, Refunding Revenue Bonds, 6.02%, 8/1/2023	45,000	45,240
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 8/1/2025	500,000	516,431
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 8/1/2031	310,000	330,378
San Bernardino City Unified School District, School Improvements, Certificates of Participation, (AGM) (OID), 8.05%, 2/1/2023	1,000,000	1,001,857
San Bernardino City Unified School District, School Improvements, Certificates of Participation, (AGM) (OID), 8.25%, 2/1/2026	500,000	537,981
University of California Revenues, Revenue Bonds, Callable 5/15/2030 @ 100, 6.30%, 5/15/2050	260,000	271,823
University of California Revenues, Revenue Bonds, 4.13%, 5/15/2045	250,000	214,208
University of California, University & College Improvements, Refunding Revenue Bonds, 3.66%, 5/15/2027	250,000	236,793
		4,157,324
Colorado 0.71%
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, (State Higher Education Intercept Program), 6.75%, 5/15/2042	500,000	557,620

Connecticut 0.38%
State of Connecticut, General Obligation Unlimited, 5.85%, 3/15/2032	280,000	295,914

Florida 4.29%
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificates of Participation, 7.17%, 6/1/2026	875,000	908,222
City of Tallahassee, FL, Utility System Revenue, Build America Revenue Bonds, 5.22%, 10/1/2040	300,000	293,533
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, 5.53%, 7/1/2032	500,000	509,421
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 4/1/2040	1,000,000	1,186,214
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, (AGM), 7.08%, 10/1/2029	250,000	278,233
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/1/2030	150,000	170,415
		3,346,038
Georgia 3.16%
Cobb Marietta Georgia Coliseum, Revenue Bonds, Callable 1/1/2026 @ 100, 4.50%, 1/1/2047	100,000	91,274

See accompanying notes which are an integral part of these financial statements.

49

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal Amount	Market Value
Georgia (cont.)
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.06%, 4/1/2057	$1,422,000	$1,443,564
State of Georgia, Public Improvements, General Obligation Unlimited, Callable 2/1/2024 @ 100, 3.84%, 2/1/2032	1,000,000	932,705
		2,467,543
Hawaii 0.59%
State of Hawaii, General Obligation Unlimited, Callable 10/1/2025 @ 100, 4.05%, 10/1/2032	495,000	462,254

Idaho 0.51%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, (OID), 5.25%, 9/1/2024	400,000	400,077

Illinois 2.16%
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/1/2040	250,000	273,144
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/1/2028	1,330,000	1,419,191
		1,692,335
Indiana 2.41%
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, Callable 7/5/2023 @ 100, 3.95%, 7/5/2029	1,000,000	942,080
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, (OID), Callable 7/5/2023 @ 100, 3.75%, 7/5/2028	1,000,000	943,075
		1,885,155
Kansas 0.30%
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited Series 2020 B, Callable 9/1/2030 @ 100, 3.17%, 9/1/2046	330,000	234,043

Kentucky 0.39%
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, 5.37%, 11/1/2025	305,000	306,594

Louisiana 0.09%
East Baton Rouge Parish, LA Sewerage Commission, Revenue Refunding Bonds Series 2020 B, 2.44%, 2/1/2039	100,000	70,641

Massachusetts 0.52%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 1/1/2028	125,000	127,435
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/1/2035	250,000	266,969
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, 6.57%, 5/1/2039	15,000	15,013
		409,417
Michigan 1.10%
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, 6.20%, 5/1/2024	200,000	200,203
Michigan Finance Authority, School Improvements, Revenue Bonds, 6.38%, 11/1/2025	500,000	500,405
Onsted Community Schools, School Improvements, General Obligation Unlimited, 5.90%, 5/1/2027	150,000	151,040

See accompanying notes which are an integral part of these financial statements.

50	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal Amount	Market Value
Michigan (cont.)
St. Johns Public Schools, General Obligation Unlimited, 6.65%, 5/1/2040	$5,000	$5,124
		856,772
Mississippi 0.92%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 1/1/2035	650,000	715,702

Missouri 4.05%
City of Kansas City, MO, Revenue Bonds, 7.83%, 4/1/2040	2,295,000	2,596,051
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 1/1/2039	475,000	574,641
		3,170,692
Nebraska 0.26%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 1/1/2030	200,000	199,794

Nevada 1.34%
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	590,000	724,320
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 2/1/2040	250,000	320,694
		1,045,014
New Jersey 1.59%
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, 6.19%, 7/1/2040	500,000	468,603
Township of Brick, NJ, General Obligation Unlimited, 3.75%, 9/1/2028	780,000	774,254
		1,242,857
New York 5.00%
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 3/1/2027	145,000	149,082
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.21%, 10/1/2031	100,000	101,208
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.38%, 10/1/2024	500,000	502,558
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 5/1/2041	195,000	201,465
Metropolitan Transportation Authority, Revenue Bonds, 5.87%, 11/15/2039	200,000	193,047
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/2030	145,000	148,791
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/2030	125,000	129,496
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/2026	105,000	106,796
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 3/1/2046	580,000	569,760
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 7/15/2040	500,000	561,111
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, 5.47%, 5/1/2036	815,000	816,933
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, 3.92%, 10/15/2028	115,000	107,094
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2033 @ 100, 5.55%, 11/15/2040	150,000	151,211
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 4/1/2040	150,000	165,038
		3,903,590

See accompanying notes which are an integral part of these financial statements.

51

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal Amount	Market Value
North Carolina 0.30%
County of Cabarrus, NC, School Improvements, Revenue Bonds, 5.50%, 4/1/2026	$235,000	$235,663

Ohio 3.40%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 2/15/2050	500,000	601,482
American Municipal Power, Inc., Revenue Bonds, 6.27%, 2/15/2050	480,000	508,482
Cincinnati City School District, Refunding Bonds, Certificates of Participation, (OID), Callable 12/15/2024 @ 100, 4.00%, 12/15/2032	200,000	185,755
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 2/15/2040	1,000,000	1,153,854
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited (School District Credit Program), 5.65%, 9/1/2031	200,000	200,188
		2,649,761
Pennsylvania 3.19%
Pennsylvania Turnpike Commission Turnpike Revenue, Revenue Bonds, Callable 12/1/2029 @ 100, 3.58%, 12/1/2043	390,000	294,694
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 6.38%, 12/1/2037	520,000	574,962
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, (AGM) (OID), 6.35%, 4/15/2028	130,000	134,993
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 3/15/2028	500,000	484,441
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/1/2039	1,000,000	1,011,128
		2,500,218
Rhode Island 0.22%
Narragansett Bay Commission, Revenue Bonds Series 2020 A, Callable 9/1/2030 @ 100, 2.92%, 9/1/2043	250,000	172,109

Texas 1.65%
Frisco Economic Development Corp., Public Improvements, Revenue Bonds, 4.20%, 2/15/2034	1,000,000	940,584
Grand Parkway Transportation Corp., Revenue Bonds Series 2020 B, Callable 4/1/2030 @ 100, 3.24%, 10/1/2052	100,000	71,137
Midland County Hospital District, Health, Hospital & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 5/15/2039	260,000	285,675
		1,297,396
Virgin Islands 2.56%
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 7/1/2028	840,000	884,363
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 7/1/2035	1,000,000	1,118,750
		2,003,113
Virginia 6.39%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, (OID), Callable 6/1/2025 @ 100, 6.71%, 6/1/2046	5,540,000	4,996,211

Washington 1.67%
City of Seattle, WA, Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 2/1/2040	250,000	252,620
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, 5.35%, 9/1/2030	250,000	253,404
Public Utility District No. 1 of Cowlitz County, WA, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 9/1/2032	500,000	555,623

See accompanying notes which are an integral part of these financial statements.

52	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal Amount	Market Value
Washington (cont.)
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/1/2040	$250,000	$252,730
		1,314,377
Wisconsin 0.11%
State of Wisconsin, General Obligation Unlimited, 2.35%, 5/1/2031	100,000	82,661

Total Municipal Bonds (Cost $45,149,860)		44,859,111

Total Investments — 101.38% (Cost $84,068,797)		79,252,179
Liabilities in Excess of Other Assets — (1.38)%		(1,076,123)
NET ASSETS — 100.00%		$78,176,056

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGM — Assured Guaranty Municipal Corp.

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

53

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2022

	Shares	Market Value
Common Stocks 42.87%

Communications 4.64%
Alphabet, Inc., Class A(a)	5,000	$441,150
Alphabet, Inc., Class C(a)	3,800	337,174
Walt Disney Co. (The)(a)	1,000	86,880
		865,204
Consumer Discretionary 3.27%
Amazon.com, Inc.(a)	3,500	294,000
Home Depot, Inc. (The)	1,000	315,860
		609,860
Energy 6.76%
Cheniere Energy Partners LP	2,300	130,801
Energy Transfer LP	15,000	178,050
Enterprise Products Partners LP	10,000	241,200
Kinder Morgan, Inc.	7,500	135,600
Magellan Midstream Partners LP	2,000	100,420
MPLX LP	8,850	290,634
Viper Energy Partners LP	3,200	101,728
Williams Companies, Inc. (The)	2,500	82,250
		1,260,683
Financials 3.56%
Blackstone Group, Inc. (The), Class A	5,500	408,045
Blackstone Mortgage Trust, Inc., Class A	3,207	67,892
Fifth Third Bancorp	3,400	111,554
Starwood Property Trust, Inc.	4,175	76,528
		664,019
Health Care 3.47%
AbbVie, Inc.	4,000	646,440

Industrials 3.54%
Caterpillar, Inc.	700	167,692
Deere & Co.	1,150	493,074
		660,766
Materials 0.27%
Dow, Inc.	1,000	50,390

Real Estate Investment Trusts (REITs) 4.55%
Prologis, Inc.	3,000	338,190
Sun Communities, Inc.	714	102,102
Terreno Realty Corp.	4,000	227,480
Welltower, Inc.	1,160	76,038
WP Carey, Inc.	1,340	104,721
		848,531
Technology 11.67%
Apple, Inc.	3,250	422,272
Crowdstrike Holdings, Inc., Class A(a)	350	36,852
MasterCard, Inc., Class A	200	69,546
Microsoft Corp.	2,000	479,640
NVIDIA Corp.	7,500	1,096,050
Visa, Inc., Class A	350	72,716
		2,177,076

See accompanying notes which are an integral part of these financial statements.

54	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Shares	Market Value
Utilities 1.14%
American Electric Power Co., Inc.	1,155	$109,667
Duke Energy Corp.	1,000	102,990
		212,657
Total Common Stocks (Cost $5,422,545)		7,995,626

Exchange-Traded Funds 0.86%
ProShares Short S&P 500 ETF	10,000	160,300

Total Exchange-Traded Funds (Cost $152,650)		160,300

Preferred Stocks 11.58%

Financials 6.97%
Affiliated Managers Group, Inc., 4.20%	5,000	73,700
Arch Capital Group Ltd., Series G, 4.55%	5,000	86,350
Bank of America Corp., Series QQ, 4.25%	5,000	84,750
Bank of America Corp., Series SS, 4.75%	5,000	94,050
Brighthouse Financial, Inc. Series D, 4.63%	6,000	91,200
Capital One Financial Corp., Series K, 4.63%	6,166	107,899
First Republic Bank, Series K, 4.13%	1,333	21,328
Globe Life, Inc., 4.25%	1,000	17,900
JPMorgan Chase & Co., Series JJ, 4.55%	5,000	93,050
JPMorgan Chase & Co., Series LL 4.63%	6,000	113,040
Morgan Stanley, Series O, 4.25%	5,000	85,900
Prudential Financial, Inc., 4.13%	1,765	32,035
RenaissanceRE Holdings Ltd., Series G, 4.20%	350	5,680
Truist Financial Corp., Series R, 4.75%	8,166	155,889
U.S. Bancorp, Series L, 3.75%	10,000	155,000
Wells Fargo & Co., Series DD, 4.25%	5,000	82,350
		1,300,121
Real Estate 2.16%
Hudson Pacific Properties Inc., Series C, 4.75%	6,000	75,180
Public Storage, 5.05%	5,000	108,150
Public Storage, Series M, 4.13%	1,944	33,456
Public Storage, Series R, 4.00%	6,000	100,200
Public Storage, Series S, 4.10%	5,000	85,400
		402,386
Utilities 2.45%
Brookfield Infrastructure Partners LP, 5.13%	10,000	160,499
Southern Co., 5.25%	14,000	296,520
		457,019
Total Preferred Stocks (Cost $3,093,922)		2,159,526

See accompanying notes which are an integral part of these financial statements.

55

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal
	Amount	Market Value
Corporate Bonds 2.41%
Apple, Inc., 2.20%, 9/11/2029	$250,000	$217,344
Microsoft Corp., 3.30%, 2/6/2027	240,000	231,903

Total Corporate Bonds (Cost $498,041)		449,247

Municipal Bonds 41.11%

Arizona 3.16%
City of Tucson, AZ, Certificates of Participation, (AGM), 4.83%, 7/1/2034	620,000	588,953

California 5.16%
California State University, Revenue Bonds Series 2020 B, Callable 5/1/2030 @ 100, 3.07%, 11/1/2042	50,000	37,005
City of Newport Beach, CA, Public Improvements, Certificates of Participation, 7.17%, 7/1/2040	800,000	925,241
		962,246
Florida 5.14%
Pasco County School Board, School Improvements, Certificates of Participation, 5.00%, 12/1/2037	1,000,000	958,637

Kansas 5.85%
Kansas Development Finance Authority, Revenue Bonds, 4.73%, 4/15/2037	1,000,000	969,782
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited Series 2020 B, Callable 9/1/2030 @ 100, 3.17%, 9/1/2046	170,000	120,568
		1,090,350
Nevada 0.66%
County of Washoe, NV, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	100,000	122,766

New York 3.90%
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, 5.00%, 7/15/2030	300,000	298,993
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 3.88%, 7/1/2046	250,000	197,739
Port Authority of New York & New Jersey, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	250,000	230,566
		727,298
Ohio 7.13%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 2/15/2041	1,000,000	1,224,494
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 5.94%, 2/15/2047	100,000	104,245
		1,328,739
Pennsylvania 5.41%
City of Reading, PA, General Obligation Unlimited, (AGM) (OID), Callable 11/1/2024 @ 100, 5.30%, 11/1/2033	1,000,000	1,009,442

Rhode Island 0.92%
Narragansett Bay Commission, Revenue Bonds Series 2020 A, Callable 9/1/2030 @ 100, 2.92%, 9/1/2043	250,000	172,109

See accompanying notes which are an integral part of these financial statements.

56	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2022

	Principal
	Amount	Market Value
Tennessee 3.59%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 7/1/2043	$500,000	$579,175
Metropolitan Government of Nashville & Davidson County, General Obligation Unlimited, 3.49%, 7/1/2029	100,000	90,087
		669,262
Texas 0.19%
Grand Parkway Transportation Corp., Revenue Bonds Series 2020 B, Callable 4/1/2030 @ 100, 3.24%, 10/1/2052	50,000	35,568

Total Municipal Bonds (Cost $7,597,669)		7,665,370

Total Investments — 98.83% (Cost $16,764,827)		18,430,069
Other Assets in Excess of Liabilities — 1.17%		217,601
NET ASSETS — 100.00%		$18,647,670

(a)	Non-income producing security.

AGM — Assured Guaranty Municipal Corp.

ETF — Exchange-Traded Fund

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

57

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2022

	Spirit of America	Spirit of America		Spirit of America		Spirit of America
	Real Estate Income	Large Cap Value		Municipal Tax Free	Spirit of America	Income &
	and Growth Fund	Fund		Bond Fund	Income Fund	Opportunity Fund
ASSETS
Investments in securities at fair value (cost $77,323,644, $72,312,416, $42,818,720, $84,068,797 and $16,764,827, respectively)	$90,452,232	$123,277,208		$39,667,378	$79,252,179	$18,430,069
Receivable for investments sold	—	186,059		—	—	373,692
Receivable for Fund shares sold	948	33,493		2,416	2,122	48
Dividends and interest receivable	469,989	97,179		465,858	952,443	158,974
Reclaims receivable	—	—		—	—	—
Prepaid expenses	11,098	13,172		3,037	15,489	3,451
TOTAL ASSETS	90,934,267	123,607,111		40,138,689	80,222,233	18,966,234

LIABILITIES
Cash overdraft	—	171,838		—	258,322	43,933
Line of credit payable	—	661,738		597,784	1,565,130	175,348
Payable for Fund shares redeemed	19,799	37,764		125	111,859	50,700
Payable for distributions to shareholders	—	—		23,507	—	—
Payable for investment advisory fees	77,776	104,657		10,490	36,305	6,434
Payable for distribution (12b-1) fees	23,898	32,590		5,450	18,090	4,553
Payable for accounting and administration fees	7,529	7,325		2,470	5,127	1,258
Chief Compliance Officer	440	420		147	300	74
Payable for transfer agent fees	2,338	2,263		859	2,878	583
Other accrued expenses	45,911	47,469		41,940	48,166	35,681
TOTAL LIABILITIES	177,691	1,066,064		682,772	2,046,177	318,564
NET ASSETS	$90,756,576	$122,541,047		$39,455,917	$78,176,056	$18,647,670

SOURCE OF NET ASSETS
As of December 31, 2022, net assets consisted of:
Paid-in capital	$77,691,158	$70,852,548		$50,621,734	$81,824,360	$18,980,002
Accumulated earnings (deficits)	13,065,418	51,688,499		(11,165,817)	(3,648,304)	(332,332)
NET ASSETS	$90,756,576	$122,541,047		$39,455,917	$78,176,056	$18,647,670

NET ASSETS:
Class A Shares	$90,566,617	$122,332,716		$39,308,698	$77,766,525	$18,169,385
Class C Shares	$178,158	$194,069		$138,556	$398,443	$469,416
Institutional Shares	$11,801	$14,262		$8,663	$11,088	$8,869
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	9,928,262	5,525,673		4,657,449	7,756,543	2,299,723
Class C Shares	19,877	8,754		16,462	39,721	59,578
Institutional Shares	1,326	645		1,029	1,102	1,129
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares(a)	$9.12	$22.14		$8.44	$10.03	$7.90
Class C Shares(b)	$8.96	$22.17		$8.42	$10.03	$7.88
Institutional Shares	$8.90	$22.12	(c)	$8.42 (c)	$10.06	$7.86
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$9.63	$23.37		$8.86	$10.53	$8.29
MAXIMUM SALES CHARGE:
Class A Shares	5.25%	5.25%		4.75%	4.75%	4.75%

(a)	A contingent deferred sales charge of 1.00% may be charged on shares held less than one year where an indirect commission was paid.

(b)	A contingent deferred sales charge of 1.00% may be charged on shares held less than 13 months.

(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

58	SPIRIT OF AMERICA

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022

	Spirit of America	Spirit of America	Spirit of America		Spirit of America
	Real Estate Income	Large Cap Value	Municipal Tax Free	Spirit of America	Income &
	and Growth Fund	Fund	Bond Fund	Income Fund	Opportunity Fund
INVESTMENT INCOME
Dividends	$3,105,655	$2,656,112	$1,168	$1,355,356	$286,554
Foreign dividend taxes	1,528	(3,911)	—	(19,762)	41
Interest	7,885	—	1,366,347	3,429,147	446,671
TOTAL INVESTMENT INCOME	3,115,068	2,652,201	1,367,515	4,764,741	733,266

EXPENSES
Investment advisory	1,070,644	1,293,632	290,983	578,872	150,838
Distribution (12b-1) — Class A Shares	330,494	399,358	72,520	240,103	56,695
Distribution (12b-1) — Class C Shares	1,982	2,302	1,417	4,255	5,184
Accounting and Administration	72,719	85,420	31,426	62,247	14,998
Registration	35,924	30,706	40,242	37,939	30,651
Transfer agent	26,831	26,927	8,918	30,622	4,982
Auditing	24,800	24,801	24,800	24,800	24,800
Sub transfer agent	23,981	23,872	7,527	26,286	4,566
Insurance	19,336	24,991	10,723	20,758	4,701
Directors	18,862	22,409	8,524	16,630	4,108
Printing	17,126	16,516	6,724	13,101	5,457
Custodian	14,464	14,659	4,870	8,028	4,800
Legal	12,033	13,892	4,796	9,649	2,400
Interest	6,605	2,493	9,689	15,294	5,460
Chief Compliance Officer	4,370	5,122	1,873	3,715	900
Pricing	1,821	2,711	30,904	20,017	4,731
Line of credit	1,564	1,841	665	1,342	334
Other	20,887	22,183	19,872	24,629	19,419
TOTAL EXPENSES	1,704,443	2,013,835	576,473	1,138,287	345,024
Fees waived by Adviser	—	—	(128,720)	(57,831)	(45,634)
NET EXPENSES	1,704,443	2,013,835	447,753	1,080,456	299,390
NET INVESTMENT INCOME	1,410,625	638,366	919,762	3,684,285	433,876

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	4,961,989	8,515,904	(383,502)	2,655,594	(247,021)
Net realized loss on foreign currency transactions	—	(34)	—	(490)	—
Net change in unrealized depreciation of investments	(45,181,077)	(36,714,039)	(5,677,383)	(20,187,089)	(6,494,992)
Net change in unrealized depreciation of foreign currency transactions	—	—	—	(135)	—
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(40,219,088)	(28,198,169)	(6,060,885)	(17,532,120)	(6,742,013)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,808,463)	$(27,559,803)	$(5,141,123)	$(13,847,835)	$(6,308,137)

See accompanying notes which are an integral part of these financial statements.

59

STATEMENTS OF CHANGES IN NET ASSETS

	Spirit of America		Spirit of America
	Real Estate Income and Growth Fund		Large Cap Value Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
OPERATIONS
Net investment income	$1,410,625	$696,749	$638,366	$82,027
Net realized gain (loss) from investment and foreign currency transactions	4,961,989	9,038,521	8,515,870	12,397,405
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(45,181,077)	27,150,040	(36,714,039)	24,273,756
Net increase (decrease) in net assets resulting from operations	(38,808,463)	36,885,310	(27,559,803)	36,753,188
DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings:
Class A Shares	(7,062,689)	(7,553,255)	(10,882,304)	(9,337,158)
Class C Shares	(13,086)	(8,233)	(16,573)	(17,585)
Institutional Shares	(917)	(1,137)	(1,261)	(1,042)
Return of capital:
Class A Shares	(1,300,482)	—	(506,944)	(895,843)
Class C Shares	(1,910)	—	—	—
Institutional Shares	(176)	—	(79)	(100)
Total distributions to shareholders	(8,379,260)	(7,562,625)	(11,407,161)	(10,251,728)
CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	20,865,037	28,594,738	18,948,198	21,872,349
Shares issued from reinvestment of distributions	6,060,405	5,568,843	8,405,915	7,628,189
Shares redeemed	(22,631,957)	(12,680,540)	(23,604,134)	(27,153,709)
Total – Class A Shares	4,293,485	21,483,041	3,749,979	2,346,829
Class C Shares:
Shares sold	63,049	121,522	27,500	42,925
Shares issued from reinvestment of distributions	10,284	4,841	4,125	5,368
Shares redeemed	(27,504)	(170,986)	(78,928)	(49,707)
Total – Class C Shares	45,829	(44,623)	(47,303)	(1,414)
Institutional Shares:
Shares issued from reinvestment of distributions	1,093	1,137	1,341	1,141
Shares redeemed	—	(3,759)	—	—
Total – Institutional Shares	1,093	(2,622)	1,341	1,141
Increase (decrease) in net assets derived from capital share transactions	4,340,407	21,435,796	3,704,017	2,346,556
Total increase (decrease) in Net Assets	(42,847,316)	50,758,481	(35,262,947)	28,848,016
NET ASSETS
Beginning of year	133,603,892	82,845,411	157,803,994	128,955,978
End of year	$90,756,576	$133,603,892	$122,541,047	$157,803,994
SHARE TRANSACTIONS
Class A Shares:
Shares sold	1,808,804	2,314,697	752,673	800,065
Shares issued from reinvestment of distributions	629,407	435,093	376,184	265,218
Shares redeemed	(2,104,320)	(1,057,494)	(928,882)	(998,594)
Total – Class A Shares	333,891	1,692,296	199,975	66,689
Class C Shares:
Shares sold	5,300	9,463	1,077	1,444
Shares issued from reinvestment of distributions	1,089	368	185	186
Shares redeemed	(2,319)	(15,675)	(2,945)	(1,944)
Total – Class C Shares	4,070	(5,844)	(1,683)	(314)
Institutional Shares:
Shares issued from reinvestment of distributions	117	92	60	40
Shares redeemed	—	(284)	—	—
Total – Institutional Shares	117	(192)	60	40

See accompanying notes which are an integral part of these financial statements.

60	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

Spirit of America		Spirit of America		Spirit of America
Municipal Tax Free Bond Fund		Income Fund		Income & Opportunity Fund
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

$919,762	$1,304,788	$3,684,285	$5,120,862	$433,876	$760,034
(383,502)	89,293	2,655,104	1,979,637	(247,021)	(307,945)
(5,677,383)	(836,051)	(20,187,224)	(1,401,531)	(6,494,992)	3,376,180

(5,141,123)	558,030	(13,847,835)	5,698,968	(6,308,137)	3,828,269

(918,075)	(1,301,229)	(6,535,212)	(6,116,674)	(412,335)	(708,804)
(1,505)	(3,363)	(27,950)	(18,434)	(9,315)	(13,035)
(182)	(196)	(877)	(636)	(203)	(292)

—	—	—	—	(997,336)	(815,342)
—	—	—	—	(21,317)	(14,995)
—	—	—	—	(463)	(336)
(919,762)	(1,304,788)	(6,564,039)	(6,135,744)	(1,440,969)	(1,552,804)

1,435,637	6,138,659	8,958,538	12,554,745	2,047,944	5,440,440
574,461	822,409	3,825,124	3,803,136	891,534	945,959
(19,054,427)	(14,769,755)	(33,834,470)	(31,949,311)	(6,214,088)	(4,180,353)
(17,044,329)	(7,808,687)	(21,050,808)	(15,591,430)	(3,274,610)	2,206,046

600	25,000	73,860	30,000	29,298	72,069
1,122	2,985	21,814	12,482	30,005	28,030
(150)	(203,464)	(44,568)	(67,248)	(18,115)	(109,004)
1,572	(175,479)	51,106	(24,766)	41,188	(8,905)

182	196	877	636	666	628
—	—	—	—	—	—
182	196	877	636	666	628

(17,042,575)	(7,983,970)	(20,998,825)	(15,615,560)	(3,232,756)	2,197,769
(23,103,460)	(8,730,728)	(41,410,699)	(16,052,336)	(10,981,862)	4,473,234

62,559,377	71,290,105	119,586,755	135,639,091	29,629,532	25,156,298
$39,455,917	$62,559,377	$78,176,056	$119,586,755	$18,647,670	$29,629,532

162,031	646,519	794,665	1,003,653	211,876	507,165
66,259	86,827	359,736	305,429	108,557	87,783
(2,179,580)	(1,558,623)	(3,016,715)	(2,554,740)	(674,787)	(395,418)
(1,951,290)	(825,277)	(1,862,314)	(1,245,658)	(354,354)	199,530

70	2,642	6,419	2,405	3,260	6,689
130	315	2,078	1,002	3,665	2,610
(16)	(21,691)	(4,057)	(5,444)	(2,093)	(10,342)
184	(18,734)	4,440	(2,037)	4,832	(1,043)

22	20	82	51	82	58
—	—	—	—	—	—
22	20	82	51	82	58

See accompanying notes which are an integral part of these financial statements.

61

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.90	$10.45	$11.96	$10.03	$11.65

From Investment Operations:
Net investment income	0.14 [1]	0.08 [1]	0.15 [1]	0.09	0.15 [1]
Net realized and unrealized gain (loss) on investments	(4.07)	4.22	(0.81)	2.69	(0.92)
Total from investment operations	(3.93)	4.30	(0.66)	2.78	(0.77)

Less Distributions:
Distributions from net investment income	(0.17)	(0.14)	(0.11)	(0.09)	(0.40)
Distributions from net capital gains	(0.55)	(0.71)	(0.04)	(0.76)	(0.45)
Distributions from return of capital	(0.13)	—	(0.70)	—	—
Total distributions	(0.85)	(0.85)	(0.85)	(0.85)	(0.85)

Net Asset Value, End of Period	$9.12	$13.90	$10.45	$11.96	$10.03
Total Return[2]	(28.46)%	42.03%	(5.13)%	28.06%	(6.85)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$90,567	$133,371	$82,609	$90,679	$80,761
Ratio of net expenses to average net assets	1.54%	1.52%	1.59%	1.54%	1.54%
Ratio of net investment income to average net assets	1.28%	0.68%	1.05%	0.74%	1.35%
Portfolio turnover rate	16%	17%	18%	4%	4%

1	Calculated based on the average number of shares outstanding during the period.

2	Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

62	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.68	$10.26	$11.77	$9.90	$11.56

From Investment Operations:
Net investment income	0.07 [1]	0.01 [1]	0.08 [1]	0.08	0.11 [1]
Net realized and unrealized gain (loss) on investments	(4.01)	4.14	(0.81)	2.57	(0.94)
Total from investment operations	(3.94)	4.15	(0.73)	2.65	(0.83)

Less Distributions:
Distributions from net investment income	(0.13)	(0.02)	(0.10)	(0.08)	(0.38)
Distributions from net capital gains	(0.55)	(0.71)	(0.04)	(0.70)	(0.45)
Distributions from return of capital	(0.10)	—	(0.64)	—	—
Total distributions	(0.78)	(0.73)	(0.78)	(0.78)	(0.83)

Net Asset Value, End of Period	$8.96	$13.68	$10.26	$11.77	$9.90
Total Return[2]	(28.98)%	41.07%	(5.85)%	27.15%	(7.44)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$178	$216	$222	$211	$118
Ratio of net expenses to average net assets	2.25%	2.22%	2.29%	2.24%	2.24%
Ratio of net investment income to average net assets	0.62%	0.06%	0.41%	0.16%	0.97%
Portfolio turnover rate	16%	17%	18%	4%	4%

1	Calculated based on the average number of shares outstanding during the period.

2	Calculation does not reflect contingent deferred sales charge.

See accompanying notes which are an integral part of these financial statements.

63

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year		For the
	Ended		Period Ended
	December 31		December 31,
	2022	2021	2020*
Net Asset Value, Beginning of Period	$13.60	$10.24	$9.67

From Investment Operations:
Net investment income	0.17 [1]	0.11 [1]	0.14	[1]
Net realized and unrealized gain (loss) on investments	(3.99)	4.14	1.31
Total from investment operations	(3.82)	4.25	1.45

Less Distributions:
Distributions from net investment income	(0.19)	(0.18)	(0.12)
Distributions from net capital gains	(0.55)	(0.71)	(0.04)
Distributions from return of capital	(0.14)	—	(0.72)
Total distributions	(0.88)	(0.89)	(0.88)

Net Asset Value, End of Period	$8.90	$13.60	$10.24
Total Return	(28.26)%	42.39%	15.52	% [2]

Ratios and Supplemental Data:
Net assets, end of year (000)	$12	$16	$14
Ratio of net expenses to average net assets	1.24%	1.22%	1.29	% [3]
Ratio of net investment income to average net assets	1.59%	0.89%	1.53	% [3]
Portfolio turnover rate	16%	17%	18	% [2]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes which are an integral part of these financial statements.

64	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$29.57	$24.47	$22.53	$18.53	$21.59

From Investment Operations:
Net investment income	0.12 [1]	0.02 [1]	1.08 [1]	0.13 [1]	0.15 [1]
Net realized and unrealized gain (loss) on investments	(5.38)	7.05	2.26	5.27	(1.81)
Total from investment operations	(5.26)	7.07	3.34	5.40	(1.66)

Less Distributions:
Distributions from net investment income	(0.10)	(0.01)	(0.17)	(0.13)	(0.15)
Distributions from net capital gains	(1.97)	(1.79)	(0.90)	(0.80)	(0.78)
Distributions from return of capital	(0.10)	(0.17)	(0.33)	(0.47)	(0.47)
Total distributions	(2.17)	(1.97)	(1.40)	(1.40)	(1.40)

Net Asset Value, End of Period	$22.14	$29.57	$24.47	$22.53	$18.53
Total Return[2]	(17.70)%	29.27%	15.49%	29.54%	(7.87)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$122,333	$157,478	$128,680	$113,819	$88,939
Ratio of net expenses to average net assets	1.51%	1.50%	1.53%	1.52%	1.52%
Ratio of net investment income to average net assets	0.48%	0.06%	0.82%	0.60%	0.70%
Portfolio turnover rate	10%	11%	15%	8%	13%

1	Calculated based on the average number of shares outstanding during the period.

2	Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

65

SPIRIT OF AMERICA LARGE CAP VALUE FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022		2021		2020	2019		2018
Net Asset Value, Beginning of Period	$29.56		$24.48		$22.59	$18.52		$21.62

From Investment Operations:
Net investment income (loss)	(0.06	) [1]	(0.18	) [1]	0.88 [1]	(0.02	) [1]	— [1,2]
Net realized and unrealized gain (loss) on investments	(5.36)		7.05		2.30	5.26		(1.80)
Total from investment operations	(5.42)		6.87		3.18	5.24		(1.80)

Less Distributions:
Distributions from net investment income	—		—		(0.13)	(0.08)		(0.12)
Distributions from net capital gains	(1.97)		(1.79)		(0.90)	(0.80)		(0.78)
Distributions from return of capital	—		—		(0.26)	(0.29)		(0.40)
Total distributions	(1.97)		(1.79)		(1.29)	(1.17)		(1.30)

Net Asset Value, End of Period	$22.17		$29.56		$24.48	$22.59		$18.52
Total Return[3]	(18.29)%		28.37%		14.70%	28.59%		(8.50)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$194		$308		$263	$40		$83
Ratio of net expenses to average net assets	2.21%		2.20%		2.23%	2.22%		2.22%
Ratio of net investment (loss) income to average net assets	(0.24)%		(0.64)%		(0.09)%	(0.10)%		0.01%
Portfolio turnover rate	10%		11%		15%	8%		13%

1	Calculated based on the average number of shares outstanding during the period.

2	Rounds to less than 0.005 per share.

3	Calculation does not reflect contingent deferred sales charge.

See accompanying notes which are an integral part of these financial statements.

66	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year		For the
	Ended		Period Ended
	December 31		December 31,
	2022	2021	2020*
Net Asset Value, Beginning of Period	$29.56	$24.46	$19.57

From Investment Operations:
Net investment income	0.20 [1]	0.10 [1]	1.02	[1]
Net realized and unrealized gain (loss) on investments	(5.39)	7.06	5.34
Total from investment operations	(5.19)	7.16	6.36

Less Distributions:
Distributions from net investment income	(0.15)	(0.02)	(0.19)
Distributions from net capital gains	(1.97)	(1.79)	(0.90)
Distributions from return of capital	(0.13)	(0.25)	(0.38)
Total distributions	(2.25)	(2.06)	(1.47)

Net Asset Value, End of Period	$22.12	$29.56	$24.46
Total Return	(17.48)%	29.64%	33.28	% [2]

Ratios and Supplemental Data:
Net assets, end of year (000)	$14	$17	$13
Ratio of net expenses to average net assets	1.21%	1.20%	1.23	% [3]
Ratio of net investment income to average net assets	0.78%	0.36%	0.80	% [3]
Portfolio turnover rate	10%	11%	15	% [2]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes which are an integral part of these financial statements.

67

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$9.44	$9.54	$9.45	$9.26		$9.47

From Investment Operations:
Net investment income	0.17	0.18	0.24	0.27		0.30
Net realized and unrealized gain (loss) on investments	(1.00)	(0.10)	0.09	0.19		(0.21)
Total from investment operations	(0.83)	0.08	0.33	0.46		0.09

Less Distributions:
Distributions from net investment income	(0.17)	(0.18)	(0.24)	(0.27)		(0.30)
Total distributions	(0.17)	(0.18)	(0.24)	(0.27)		(0.30)

Net Asset Value, End of Period	$8.44	$9.44	$9.54	$9.45		$9.26
Total Return[1]	(8.87)%	0.88%	3.56%	5.06%		0.96%

Ratios and Supplemental Data:
Net assets, end of year (000)	$39,309	$62,397	$70,947	$69,002		$72,818
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.19%	1.10%	1.11%	1.13	% [2]	1.11	% [2]
After expense waiver or recoupment	0.92%	0.90%	0.90%	0.92	% [2]	0.92	% [2]
Ratio of net investment income to average net assets	1.90%	1.94%	2.55%	2.92%		3.21%
Portfolio turnover rate	—%	11%	18%	6%		—%

1	Calculation does not reflect sales load.

2	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

68	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$9.42	$9.52	$9.43	$9.23		$9.45

From Investment Operations:
Net investment income	0.09	0.10	0.16	0.19		0.22
Net realized and unrealized gain (loss) on investments	(1.00)	(0.10)	0.09	0.20		(0.22)
Total from investment operations	(0.91)	—	0.25	0.39		—

Less Distributions:
Distributions from net investment income	(0.09)	(0.10)	(0.16)	(0.19)		(0.22)
Total distributions	(0.09)	(0.10)	(0.16)	(0.19)		(0.22)

Net Asset Value, End of Period	$8.42	$9.42	$9.52	$9.43		$9.23
Total Return[1]	(9.66)%	0.03%	2.70%	4.30%		0.00%

Ratios and Supplemental Data:
Net assets, end of year (000)	$139	$153	$333	$335		$155
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.04%	1.95%	1.96%	1.98	% [2]	1.96	% [2]
After expense waiver or recoupment	1.77%	1.75%	1.75%	1.77	% [2]	1.77	% [2]
Ratio of net investment income to average net assets	1.06%	1.11%	1.71%	2.03%		2.27%
Portfolio turnover rate	—%	11%	18%	6%		—%

1	Calculation does not reflect contingent deferred sales charge.

2	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

69

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year		For the
	Ended		Period Ended
	December 31		December 31,
	2022	2021	2020*
Net Asset Value, Beginning of Period	$9.42	$9.52	$9.28

From Investment Operations:
Net investment income	0.18	0.20	0.16
Net realized and unrealized gain (loss) on investments	(1.00)	(0.10)	0.24
Total from investment operations	(0.82)	0.10	0.40

Less Distributions:
Distributions from net investment income	(0.18)	(0.20)	(0.16)
Total distributions	(0.18)	(0.20)	(0.16)

Net Asset Value, End of Period	$8.42	$9.42	$9.52
Total Return	(8.75)%	1.03%	4.37	% [1]

Ratios and Supplemental Data:
Net assets, end of year (000)	$9	$9	$9
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.04%	0.95%	0.96	% [2]
After expense waiver or recoupment	0.77%	0.75%	0.75	% [2]
Ratio of net investment income to average net assets	2.06%	2.08%	2.60	% [2]
Portfolio turnover rate	—%	11%	18	% [1]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Not annualized.

[2]	Annualized.

See accompanying notes which are an integral part of these financial statements.

70	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021		2020	2019		2018
Net Asset Value, Beginning of Period	$12.39	$12.44		$12.21	$11.42		$12.06

From Investment Operations:
Net investment income	0.44	0.50		0.44	0.44		0.44
Net realized and unrealized gain (loss) on investments	(1.99)	0.06		0.26	0.87		(0.54)
Total from investment operations	(1.55)	0.56		0.70	1.31		(0.10)

Less Distributions:
Distributions from net investment income	(0.43)	(0.46)		(0.43)	(0.39)		(0.48)
Distributions from net capital gains	(0.38)	(0.15)		(0.04)	(0.07)		—
Distributions from return of capital	—	—		—	(0.06)		(0.06)
Total distributions	(0.81)	(0.61)		(0.47)	(0.52)		(0.54)

Net Asset Value, End of Period	$10.03	$12.39		$12.44	$12.21		$11.42
Total Return[1]	(12.69)%	4.59%		5.95%	11.64%		(0.87)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$77,767	$119,137		$135,162	$132,166		$136,223
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.18%	1.14	% [2]	1.15%	1.14	% [2]	1.13	% [3]
After expense waiver or recoupment	1.12%	1.11	% [2]	1.10%	1.11	% [2]	1.12	% [3]
Ratio of net investment income to average net assets	3.83%	3.98%		3.70%	3.74%		3.87%
Portfolio turnover rate	1%	4%		20%	3%		1%

1	Calculation does not reflect sales load.

2	Includes interest expense of 0.01%.

3	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

71

SPIRIT OF AMERICA INCOME FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021		2020	2019		2018
Net Asset Value, Beginning of Period	$12.39	$12.45		$12.22	$11.43		$12.08

From Investment Operations:
Net investment income	0.35	0.40		0.36	0.38		0.38
Net realized and unrealized gain (loss) on investments	(1.98)	0.06		0.25	0.84		(0.58)
Total from investment operations	(1.63)	0.46		0.61	1.22		(0.20)

Less Distributions:
Distributions from net investment income	(0.35)	(0.37)		(0.34)	(0.32)		(0.40)
Distributions from net capital gains	(0.38)	(0.15)		(0.04)	(0.07)		—
Distributions from return of capital	—	—		—	(0.04)		(0.05)
Total distributions	(0.73)	(0.52)		(0.38)	(0.43)		(0.45)

Net Asset Value, End of Period	$10.03	$12.39		$12.45	$12.22		$11.43
Total Return[1]	(13.34)%	3.72%		5.18%	10.79%		(1.69)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$398	$437		$465	$422		$293
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.93%	1.89	% [2]	1.90%	1.89	% [2]	1.88	% [3]
After expense waiver or recoupment	1.87%	1.86	% [2]	1.85%	1.86	% [2]	1.87	% [3]
Ratio of net investment income to average net assets	3.12%	3.23%		2.92%	2.97%		3.12%
Portfolio turnover rate	1%	4%		20%	3%		1%

1	Calculation does not reflect contingent deferred sales charge.

2	Includes interest expense of 0.01%.

3	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

72	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year			For the
	Ended			Period Ended
	December 31			December 31,
	2022	2021		2020*
Net Asset Value, Beginning of Period	$12.43	$12.48		$11.66

From Investment Operations:
Net investment income	0.46	0.53		0.31
Net realized and unrealized gain (loss) on investments	(1.99)	0.07		0.83
Total from investment operations	(1.53)	0.59		1.14

Less Distributions:
Distributions from net investment income	(0.46)	(0.50)		(0.28)
Distributions from net capital gains	(0.38)	(0.15)		(0.04)
Total distributions	(0.84)	(0.65)		(0.32)

Net Asset Value, End of Period	$10.06	$12.43		$12.48
Total Return	(12.51)%	4.83%		9.89	% [1]

Ratios and Supplemental Data:
Net assets, end of year (000)	$11	$13		$12
Ratio of expenses to average net assets:
Before expense waiver or recoupment	0.93%	0.89	% [2]	0.90	% [3]
After expense waiver or recoupment	0.87%	0.86	% [2]	0.85	% [3]
Ratio of net investment income to average net assets	4.10%	4.21%		3.80	% [3]
Portfolio turnover rate	1%	4%		20	% [1]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Not annualized.

[2]	Includes interest expense of 0.01%.

[3]	Annualized.

See accompanying notes which are an integral part of these financial statements.

73

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$10.93	$10.02	$9.64	$9.12		$9.87

From Investment Operations:
Net investment income	0.17	0.301	0.22	0.38		0.16
Net realized and unrealized gain (loss) on investments	(2.60)	1.21	0.76	0.74		(0.52)
Total from investment operations	(2.43)	1.51	0.98	1.12		(0.36)

Less Distributions:
Distributions from net investment income	(0.18)	(0.28)	(0.23)	(0.33)		(0.16)
Distributions from return of capital	(0.42)	(0.32)	(0.37)	(0.27)		(0.23)
Total distributions	(0.60)	(0.60)	(0.60)	(0.60)		(0.39)

Net Asset Value, End of Period	$7.90	$10.93	$10.02	$9.64		$9.12
Total Return[2]	(22.34)%	15.24%	10.46%	12.37%		(3.70)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$18,169	$29,021	$24,589	$23,029		$25,177
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.26%	1.40%	1.46%	1.43	% [3]	1.33	% [4]
After expense waiver or recoupment	1.09%	1.25%	1.25%	1.26	% [3]	1.27	% [4]
Ratio of net investment income to average net assets	1.61%	2.82%	2.22%	3.82%		1.89%
Portfolio turnover rate	2%	7%	19%	23%		4%

1	Calculated based on the average number of shares outstanding during the period.

2	Calculation does not reflect sales load.

3	Includes interest expense of 0.01%.

4	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

74	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$10.90	$9.99	$9.62	$9.10		$9.85

From Investment Operations:
Net investment income	0.12	0.221	0.14	0.34		0.12
Net realized and unrealized gain (loss) on investments	(2.61)	1.21	0.76	0.70		(0.55)
Total from investment operations	(2.49)	1.43	0.90	1.04		(0.43)

Less Distributions:
Distributions from net investment income	(0.16)	(0.24)	(0.20)	(0.29)		(0.13)
Distributions from return of capital	(0.37)	(0.28)	(0.33)	(0.23)		(0.19)
Total distributions	(0.53)	(0.52)	(0.53)	(0.52)		(0.32)

Net Asset Value, End of Period	$7.88	$10.90	$9.99	$9.62		$9.10
Total Return[2]	(22.91)%	14.48%	9.62%	11.58%		(4.43)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$469	$597	$557	$435		$394
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.06%	2.15%	2.21%	2.18	% [3]	2.08	% [4]
After expense waiver or recoupment	1.87%	2.00%	2.00%	2.01	% [3]	2.02	% [4]
Ratio of net investment income to average net assets	1.09%	2.10%	1.48%	3.08%		1.14%
Portfolio turnover rate	2%	7%	19%	23%		4%

1	Calculated based on the average number of shares outstanding during the period.

2	Calculation does not reflect contingent deferred sales charge.

3	Includes interest expense of 0.01%.

4	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

75

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year		For the
	Ended		Period Ended
	December 31		December 31,
	2022	2021	2020*
Net Asset Value, Beginning of Period	$10.88	$9.97	$9.16

From Investment Operations:
Net investment income	0.21	0.331	0.15
Net realized and unrealized gain (loss) on investments	(2.61)	1.20	1.28
Total from investment operations	(2.40)	1.53	1.43

Less Distributions:
Distributions from net investment income	(0.19)	(0.29)	(0.23)
Distributions from return of capital	(0.43)	(0.33)	(0.39)
Total distributions	(0.62)	(0.62)	(0.62)

Net Asset Value, End of Period	$7.86	$10.88	$9.97
Total Return	(22.13)%	15.59%	15.99	% [2]

Ratios and Supplemental Data:
Net assets, end of year (000)	$9	$11	$10
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.11%	1.15%	1.21	% [3]
After expense waiver or recoupment	0.93%	1.00%	1.00	% [3]
Ratio of net investment income to average net assets	1.99%	3.10%	2.27	% [3]
Portfolio turnover rate	2%	7%	19	% [2]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes which are an integral part of these financial statements.

76	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS | DECEMBER 31, 2022

Note 1 – Organization

Spirit of America Investment Fund, Inc. (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds (the “Spirit of America Funds”), each with its own investment objective and strategy. This report includes the following funds, each operating as a diversified fund as defined by the 1940 Act (individually, a “Fund”, or collectively, the “Funds”):

Spirit of America Real Estate Income and Growth Fund (the “Real Estate Income and Growth Fund”) commenced operations on January 9, 1998. The Real Estate Income and Growth Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Spirit of America Large Cap Value Fund (the “Large Cap Value Fund”) commenced operations on August 1, 2002. The Large Cap Value Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market.

Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”) commenced operations on February 29, 2008. The Municipal Tax Free Bond Fund seeks high current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”), investing at least 80% of its assets in municipal bonds.

Spirit of America Income Fund (the “Income Fund”) commenced operations on December 31, 2008. The Income Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”).

Spirit of America Income & Opportunity Fund (the “Income & Opportunity Fund”) commenced operations on July 8, 2013. The Income & Opportunity Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long- term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”).

Each Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A Shares have a maximum sales charge on purchases of 5.25% for the Real Estate Income and Growth Fund and Large Cap Value Fund, and 4.75% for the Municipal Tax Free Bond Fund, Income Fund and Income & Opportunity Fund, as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

77

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

A. Security Valuation: The offering price and NAV per share for the Funds are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. Each Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and ask prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and ask prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and ask prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”) has designed Spirit of America Management Corp., the Company’s investment adviser, as the Company’s Valuation Designee, to perform any fair value determinations for securities and other assets held by the Funds for which market quotations are not readily available in accordance with the Company’s Valuation Procedures.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●	Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value each Fund’s net assets as of December 31, 2022 is as follows:

	Value Inputs
	Level 1	Level 2	Level 3	Total
Real Estate Income and Growth Fund
Assets:
Common Stocks*	$88,197,979	$—	$—	$88,197,979
Preferred Stocks*	1,764,357	229,380	—	1,993,737
Municipal Bonds	—	150,992	—	150,992
Money Market Funds	109,524	—	—	109,524
Total	$90,071,860	$380,372	$—	$90,452,232

Large Cap Value Fund
Assets:
Common Stocks*	$121,995,270	$—	$—	$121,995,270
Preferred Stocks*	1,281,938	—	—	1,281,938
Total	$123,277,208	$—	$—	$123,277,208

Municipal Tax Free Bond Fund
Assets:
Municipal Bonds	$—	$39,667,378	$—	$39,667,378
Total	$—	$39,667,378	$—	$39,667,378

78	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

	Value Inputs
	Level 1	Level 2	Level 3	Total
Income Fund
Assets:
Common Stocks*	$10,208,559	$—	$—	$10,208,559
Preferred Stocks*	15,740,418.00	—	—	15,740,418
Collateralized Mortgage Obligations	—	59,085	—	59,085
Corporate Bonds	—	8,036,110	348,896	8,385,006
Municipal Bonds	—	44,859,111	—	44,859,111
Total	$25,948,977	$52,954,306	$348,896	$79,252,179

Income & Opportunity Fund
Assets:
Common Stocks*	$7,995,626	$—	$—	$7,995,626
Exchange-Traded Funds	160,300	—	—	160,300
Preferred Stocks*	2,159,526	—	—	2,159,526
Corporate Bonds	—	449,247	—	449,247
Municipal Bonds	—	7,665,370	—	7,665,370
Total	$10,315,452	$8,114,617	$—	$18,430,069

*	Refer to Schedule of Investments for sector/industry classification.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid & asked price

●	Third party bid & asked price

●	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Real Estate Income and Growth Fund’s significant Level 3 fair value measurements as of December 31, 2022:

Quantitative Information about Significant Level 3 Fair Value Measurements
Fair Value
Asset Category	December 31, 2022	Valuation Techniques	Unobservable Input(s)	Range
Common Stocks	$ —	Asset Liquidation Analysis	Liquidation Proceeds	N/A

79

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

The following provides quantitative information about the Income Fund’s significant Level 3 fair value measurements as of December 31, 2022:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value At
Asset Category	December 31, 2022	Valuation Techniques	Unobservable Input(s)	Range
Common Stocks	$—	Asset Liquidation Analysis	Liquidation Proceeds	N/A
Corporate Bonds	$348,896	Comparable Security Analysis	Discount for Lack of Marketability	1%-20%[1]

[1]	Significant changes in this range would result in a significantly higher or lower fair value measurement.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Real Estate Income and Growth Fund:

			Change in
	Balance as of		unrealized	Balance as of
	December 31,	Amortization/	appreciation	December 31,
	2021	Accretion	(depreciation)	2022
Common Stocks	$485	$(593)	$108	$—

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

			Change in
	Balance as of		unrealized	Balance as of
	December 31,	Amortization/	appreciation	December 31,
	2021	Accretion	(depreciation)	2022
Common Stocks	$850	$(1,040)	$190	$—
Corporate Bonds	426,317	(560)	(76,861)	348,896

Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

C. Federal Income Taxes: The Funds intend to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Distributions to Shareholders: The Funds intend to distribute substantially all of its net investment income and capital gains to shareholders each year. The Real Estate Income and Growth Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $0.85 per share. The Large Cap Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.40 per share. The Income & Opportunity Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $0.60 per share. For the Income Fund and Municipal Tax Free Bond Fund, income distributions will typically be declared daily and paid monthly. Capital gains, if any, for all the Funds, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

80	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

The Real Estate Income and Growth Fund, Large Cap Value Fund and Income & Opportunity Fund have made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year.

F. Allocation of Income, Expenses, Gains and Losses. Expenses incurred by the Company that do not relate to a specific fund of the Company are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Real Estate Income and Growth Fund, Large Cap Value Fund and Income & Opportunity Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Funds did not use derivatives for the fiscal year ended December 31, 2022.

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2022, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Real Estate Income and Growth Fund	$20,027,845	$17,988,493
Large Cap Value Fund	12,851,539	20,173,986
Municipal Tax Free Bond Fund	—	15,537,933
Income Fund	1,134,468	22,210,496
Income & Opportunity Fund	417,637	2,943,022

The Income & Opportunity Fund had sales of U.S. Treasury Notes in the amount of $890,520 during the fiscal year ended December 31, 2022. There were no other purchases or sales of Long Term U.S. Government Obligations during the fiscal year ended December 31, 2022.

81

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser, under the terms of the Advisory Agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

		Advisory
Fund	Fee Rate	Fees Earned
Real Estate Income and Growth Fund	0.97%	$1,070,644
Large Cap Value Fund	0.97%	1,293,632
Municipal Tax Free Bond Fund	0.60%	290,983
Income Fund	0.60%	578,872
Income & Opportunity Fund	0.65%	150,838

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses for the following funds (based on average daily net assets) through April 30, 2023 so that the total operating expenses will not exceed the amounts presented in the table below. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Additionally, for the fiscal year ended December 31, 2022, the Adviser waived advisory fees, as indicated:

			Institutional	Fees Recouped
Fund	Class A Shares	Class C Shares	Shares	(Waived)
Municipal Tax Free Bond Fund	0.90%	1.75%	0.75%	$(128,720)
Income Fund	1.10%	1.85%	0.85%	(57,831)
Income & Opportunity Fund	1.25%	2.00%	1.00%	(45,634)

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Municipal		Income &
	Tax Free	Income	Opportunity
Recoverable through	Bond Fund	Fund	Fund
December 31, 2023	$146,088	$60,762	$49,944
December 31, 2024	133,559	41,389	41,152
December 31, 2025	128,720	57,831	45,634

The Funds’ Class A Shares and Class C Shares have adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits each Fund’s Class A Shares and Class C Shares to pay David Lerner Associates, Inc. (the “Distributor”) an annual fee, accrued daily and paid monthly based on each Class of each Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of each Fund and providing personal services and/or maintaining shareholder accounts. For the fiscal year ended December 31, 2022, the annual fee rate and the fees paid to the Distributor under the Plan were as follows:

	Class A Shares		Class C Shares
Fund	Annual Rate	Fees Paid	Annual Rate	Fees Paid
Real Estate Income and Growth Fund	0.30%	$330,494	1.00%	$1,982
Large Cap Value Fund	0.30%	399,358	1.00%	2,302
Municipal Tax Free Bond Fund	0.15%	72,520	1.00%	1,417
Income Fund	0.25%	240,103	1.00%	4,255
Income & Opportunity Fund	0.25%	56,695	1.00%	5,184

82	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

Each Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. A CDSC of 1.00% may be imposed on redemptions of $1 million or more of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase. For the fiscal year ended December 31, 2022, sales charges received by the Distributor from each of the Funds were as follows:

	Front-End Sales	CDSC Fees
	Charges Received	Received by
Fund	by Distributor	Distributor
Real Estate Income and Growth Fund	$976,352	$3,798
Large Cap Value Fund	867,639	3,343
Municipal Tax Free Bond Fund	66,420	4,503
Income Fund	410,014	2,931
Income & Opportunity Fund	86,596	4

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $6,000, $1,500 for each Board meeting attended, $500 for each special meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to Interested Directors of the Company. For the fiscal year ended December 31, 2022, the Funds were allocated $15,980 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The performance of the Municipal Tax Free Bond Fund, Income Fund and Income & Opportunity Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Funds because they invest mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Municipal Tax Free Bond Fund, Income Fund and Income & Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Funds may invest in taxable fixed income or municipal securities rated below investment grade, or unrated of similar quality (frequently called “junk bonds”).

The Municipal Tax Free Bond Fund, Income Fund and Income & Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that junk bonds may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade taxable fixed income or municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce a Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, a Fund may lose its entire investment in those securities.

The Real Estate Income and Growth Fund invests primarily in real estate related securities. A fund that concentrates its investments among fewer sectors is subject to greater risk of loss than a fund that has more sector diversification. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

83

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

The Large Cap Value Fund may, at times, concentrate its investments in a particular sector, such as information technology, if the Adviser believes stocks in that particular sector are performing more favorably. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Other risks to the Funds may include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk. The Funds’ prospectus contains more information regarding these risks and other risks related to the Funds as well as other information about the Funds, and should be read carefully before investing.

Note 7 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2022, the Income Fund held illiquid restricted securities representing 3% of net assets, as listed below:

Issuer Description	Acquisition	Principal
Corporate Bonds	Date	Amount	Cost	Value
Exelon Generation Co. LLC, 5.60%, 6/15/2042	7/12/2012	$400,000	$418,452	$348,896
MetLife Capital Trust X, 9.25%, 4/8/2038	6/4/2013	1,500,000	2,100,764	1,749,455

Note 8 – Federal Income Taxes

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes for each of the Funds as of December 31, 2022, were as follows:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation/	Cost Basis of
Fund	Appreciation	Depreciation	(Depreciation)[1]	Investments
Real Estate Income and Growth Fund	$20,274,477	$(7,209,059)	$13,065,418	$77,386,814
Large Cap Value Fund	53,140,490	(1,997,149)	51,143,341	72,133,867
Municipal Tax Free Bond Fund	66,891	(3,220,509)	(3,153,618)	42,820,996
Income Fund	4,619,111	(9,209,455)	(4,590,344)	83,842,524
Income & Opportunity Fund	3,537,953	(1,837,819)	1,700,134	16,729,935

[1]	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is primarily due to wash sales, tax treatment of Trust Preferred securities and partnership investments.

The tax character of distributions paid by each of the Funds for the year ended December 31, 2022, was as follows:

	Ordinary	Tax Exempt	Net Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Real Estate Income and Growth Fund	$1,723,097	$—	$5,353,595	$1,302,568	$8,379,260
Large Cap Value Fund	558,225	—	10,341,913	507,023	11,407,161
Municipal Tax Free Bond Fund	2,510	917,252	—	—	919,762
Income Fund	3,660,432	—	2,903,607	—	6,564,039
Income & Opportunity Fund	421,853	—	—	1,019,116	1,440,969

84	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

The tax character of distributions paid by each of the Funds for the year ended December 31, 2021, was as follows:

	Ordinary	Tax Exempt	Net Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Real Estate Income and Growth Fund	$1,197,033	$—	$6,365,592	$—	$7,562,625
Large Cap Value Fund	56,631	—	9,299,154	895,943	10,251,728
Municipal Tax Free Bond Fund	5,505	1,299,283	—	—	1,304,788
Income Fund	4,734,199	—	1,401,545	—	6,135,744
Income & Opportunity Fund	722,131	—	—	830,673	1,552,804

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2022, the components of accumulated distributable earnings for each Fund on a tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Tax Exempt	Long-Term	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Other Losses	(Depreciation)	(Losses)
Real Estate Income and Growth Fund	$—	$—	$—	$13,065,418	$13,065,418
Large Cap Value Fund	—	545,158	—	51,143,341	51,688,499
Municipal Tax Free Bond Fund	2	—	(8,012,201)	(3,153,618)	(11,165,817)
Income Fund	—	942,029	—	(4,590,333)	(3,648,304)
Income & Opportunity Fund	—	—	(2,032,466)	1,700,134	(332,332)

At December 31, 2022, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-Term	Long-Term	Total
Municipal Tax Free Bond Fund	$2,781,584	$5,230,617	$8,012,201
Income & Opportunity Fund	1,835,765	196,701	2,032,466

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 9 – Reclassification

Permanent differences, incurred during the year ended December 31, 2022, resulting from differences in book and tax accounting have been reclassified at year end to accumulated earnings (deficit) and paid-in capital as follows:

	Accumulated
Fund	Earnings (Deficit)	Paid-In Capital
Income Fund	$333	$(333)
Income & Opportunity Fund	148	(148)

Note 10 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit”) with The Huntington National Bank, the custodian of the Funds’ investments expiring on May 19, 2023. Borrowings under this agreement bear interest at 1-Month Secured Overnight Financing Rate plus 1.625%. Maximum borrowings for the Company is the lesser of $5,000,000 or 10% of the Spirit of America Funds’ daily market value. At December 31, 2022, the Large Cap Value Fund, Municipal Tax

85

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2022

Free Bond Fund, Income Fund and Income & Opportunity Fund had outstanding borrowings of $661,738, $597,784, $1,565,130 and $175,348, respectively. During the fiscal year ended December 31, 2022, each Fund’s borrowing activity was as follows:

	Real Estate				Income &
	Income and	Large Cap	Municipal Tax		Opportunity
	Growth Fund	Value Fund	Free Bond Fund	Income Fund	Fund
Total bank line of credit as of December 31, 2022	$5,000,000	$4,338,262	$4,402,216	$3,434,870	$4,824,652
Average borrowings during period	$117,928	$118,073	$95,737	$120,432	$35,288
Number of days outstanding*	35	60	137	149	110
Average interest rate during period	4.292%	3.051%	3.363%	3.620%	3.149%
Highest balance drawn during period	$801,863	$661,738	$665,997	$1,017,357	$282,992
Highest balance interest rate	5.950%	5.950%	5.950%	5.950%	5.950%
Interest expense incurred	$6,605	$1,757	$9,689	$2,493	$5,460
Interest rate at December 31, 2022	5.950%	5.950%	5.950%	5.950%	5.950%

*	Number of days outstanding represents the total days during the fiscal year ended December 31, 2022 that each Fund utilized the line of credit.

Note 11 – Commitments and Contingencies

The Company indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Company or the Funds. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred.

Note 12 – Subsequent Events

At a meeting held on January 24, 2023, the Board approved a plan to close and liquidate the Income & Opportunity Fund effective at the close of business on March 3, 2023.

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no additional items requiring additional disclosure.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Qualified	Dividends	Qualified	Long-Term
	Dividend	Received	Business	Capital Gain	Tax-Exempt
Fund	Income	Deduction	Income	Dividends	Distributions
Real Estate Income and Growth Fund	9.63%	10.13%	89.89%	$5,353,595	$—
Large Cap Value Fund	100.00%	100.00%	0.00%	10,341,913	—
Municipal Tax Free Bond Fund	0.00%	0.00%	0.00%	—	917,252
Income Fund	34.45%	42.42%	0.00%	2,903,607	—
Income & Opportunity Fund	43.86%	53.89%	0.00%	—	—

86	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
of Spirit of America Investment Fund, Inc.
Syosset, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income & Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and the Spirit of America Income & Opportunity Fund (the “Funds”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2023

87

DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD JULY 1, 2022 TO DECEMBER 31, 2022

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2022 to December 31, 2022.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

88	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONT.)
FOR THE SIX MONTH PERIOD JULY 1, 2022 TO DECEMBER 31, 2022

			Ending
		Beginning	Account Value		Expenses
		Account Value	December 31,	Annualized	Paid During
		July 1, 2022	2022	Expense Ratio	the Period[1]
Real Estate Income and Growth Fund
Class A Shares	Actual	$1,000.00	$ 994.80	1.56%	$ 7.65
	Hypothetical[2]	$1,000.00	$1,017.34	1.56%	$ 7.93
Class C Shares	Actual	$1,000.00	$ 941.50	2.26%	$11.06
	Hypothetical[2]	$1,000.00	$1,013.76	2.26%	$11.47
Institutional Shares	Actual	$1,000.00	$ 946.10	1.26%	$ 6.18
	Hypothetical[2]	$1,000.00	$1,018.85	1.26%	$ 6.41
Large Cap Value Fund
Class A Shares	Actual	$1,000.00	$1,038.60	1.51%	$ 7.76
	Hypothetical[2]	$1,000.00	$1,017.59	1.51%	$ 7.68
Class C Shares	Actual	$1,000.00	$1,035.00	2.21%	$11.34
	Hypothetical[2]	$1,000.00	$1,014.06	2.21%	$11.22
Institutional Shares	Actual	$1,000.00	$1,040.20	1.21%	$ 6.22
	Hypothetical[2]	$1,000.00	$1,019.11	1.21%	$ 6.16
Municipal Tax Free Bond Fund
Class A Shares	Actual	$1,000.00	$ 994.40	0.92%	$ 4.62
	Hypothetical[2]	$1,000.00	$1,020.57	0.92%	$ 4.69
Class C Shares	Actual	$1,000.00	$ 990.20	1.77%	$ 8.88
	Hypothetical[2]	$1,000.00	$1,016.28	1.77%	$ 9.00
Institutional Shares	Actual	$1,000.00	$ 995.20	0.77%	$ 3.87
	Hypothetical[2]	$1,000.00	$1,021.32	0.77%	$ 3.92
Income Fund
Class A Shares	Actual	$1,000.00	$ 968.30	1.12%	$ 5.56
	Hypothetical[2]	$1,000.00	$1,019.56	1.12%	$ 5.70
Class C Shares	Actual	$1,000.00	$ 964.60	1.87%	$ 9.26
	Hypothetical[2]	$1,000.00	$1,015.78	1.87%	$ 9.50
Institutional Shares	Actual	$1,000.00	$ 968.70	0.87%	$ 4.32
	Hypothetical[2]	$1,000.00	$1,020.82	0.87%	$ 4.43
Income & Opportunity Fund
Class A Shares	Actual	$1,000.00	$ 963.50	1.30%	$ 6.43
	Hypothetical[2]	$1,000.00	$1,018.65	1.30%	$ 6.61
Class C Shares	Actual	$1,000.00	$ 959.70	2.05%	$10.13
	Hypothetical[2]	$1,000.00	$1,014.87	2.05%	$10.41
Institutional Shares	Actual	$1,000.00	$ 964.60	1.04%	$ 5.15
	Hypothetical[2]	$1,000.00	$1,019.96	1.04%	$ 5.30

[1]	Expenses are equal to each Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement/recoupment of expenses by the Funds’ Adviser for the period beginning July 1, 2022 to December 31, 2022. The Financial Highlights tables in the Funds’ financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

[2]	Assumes a 5% annual return before expenses.

89

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling (516) 390-5565.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
INTERESTED DIRECTORS

David Lerner[2] (86) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board and President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	7	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[2] (60) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	7	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS

Allen Kaufman (85) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Vice President of K.G.K. Agency, Inc. since 2019; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, from 1963 to 2019.[3]	7	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (85) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	Private equity investor. Former President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, from 1994 to 2012.	7	Former Director of Freight Management Systems, Inc.

John Desmond (72) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2022	Former Senior Audit Partner, Partner in Charge of Long Island office and Partnership Board Member of Grant Thornton, LLP (August 1980 to July 2015).	7	Director and Member of the Compensation Committee, Risk Committee and Ad-Hoc Strategic Planning Committee and Chair of the Audit Committee, The First of Long Island Corporation and its wholly owned subsidiary, The First National Bank of Long Island (2016 to present); Director and Chair of the Audit Committee, Clip Money Inc. (2022 to present); and Treasurer and Board Member, Theodore Roosevelt Council, Boy Scouts of America, Inc. (1992 to present). Former Director, Former Chair of the Audit Committee and Former Member of the Compensation Committee and Nominating & Corporate Governance Committee, MusclePharm Corporation (2017 to 2021); and Former Chair of the Audit Committee, North Hempstead Country Club (2000 to 2019).

90	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED) (CONT.)

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
INDEPENDENT DIRECTORS

Richard Weinberger[4] (84) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2005	Retired; Formerly Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C. January 2000 to December 2004.	7	None.

OFFICERS

David Lerner (see biography above)	President

Alan P. Chodosh (68) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Treasurer and Secretary	Since 2003 Since 2005	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2016.	N/A	N/A

Joseph Pickard (61) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	Each director serves for an indefinite term, until his successor is elected.

[2]	David Lerner is an “interested” director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[3]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” director because the insurance services are less than $120,000 in value.

[4]	Effective October 24, 2022, Richard Weinberger resigned as a director and has assumed a role of Director Emeritus for a period of one year.

91

The following notice does not constitute part of and is not
incorporated into the prospectus of the Funds.

PRIVACY NOTICE
Rev. 5/2018

FACTS	WHAT DO THE SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND, SPIRIT OF AMERICA LARGE CAP VALUE FUND, SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND, SPIRIT OF AMERICA INCOME FUND AND SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances

●     account transactions

●     transaction history

●     wire transfer instructions

●     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

92	SPIRIT OF AMERICA

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

●     open an account

●     provide account information

●     give DLA your contact information

●     make a wire transfer

●     tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint Marketing	● The Funds do not jointly market.
List of funds providing this notice

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

93

Proxy Voting Information

The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Funds’ proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Disclosure

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and on the Funds’ website at www.soafunds.com.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

For additional information about the Funds, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding each Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2022 Spirit of America	SOAFunds-AR-22

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is John Desmond, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $100,500

Fiscal year ended 2021: $100,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Fees for 2022 and 2021 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $18,500

Fiscal year ended 2021: $18,500

Fees for 2022 and 2021 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2022 and December 31, 2021 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(1)	Not applicable.

(2)	Change in the registrant’s independent public accountants: Not applicable

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Spirit of America Investment Fund, Inc.

By (Signature and Title) _/s/ David Lerner__________ _ ___________________

David Lerner, Principal Executive Officer

Date_3/6/2023____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) _/s/ David Lerner______ __ ___________________

David Lerner, Principal Executive Officer

Date_3/6/2023____

By (Signature and Title __/s/ Alan P. Chodosh____________________

Alan P. Chodosh, Principal Financial Officer

Date_3/6/2023_______